                                                                   EXHIBIT 10.15

                                    SUBLEASE


         THIS AGREEMENT OF SUBLEASE is made as of the 15th of May, 1998 by and between KAO Infosystems Company (hereinafter referred to as KIC or Sublessor) and Internet Access Financial Corporation (hereinafter referred to as IAFC or Sublessee).

WITNESSTH

         WHEREAS, Sublessor is the Lessee of the Premises as hereinafter described under that certain agreement of Lease dated November 15, 1995, as amended, by and between Annabel Investment Company as Landlord (hereinafter referred to as the "Master Lessor") and KIC as Tenant (which Lease as amended is hereinafter referred to as the "Master Lease") which Lease concerns 7,227 square feet of space in a Building known as Bishop Ranch 6, 2440 Camino Ramon, Suite 305, San Ramon, California, 94583 ("Premises"), and is incorporated herein by reference as if fully set forth herein; and

         WHEREAS, Sublessee desires to sublease a portion of the Premises from Sublessor, and Sublessor desires to sublease a portion of the Premises to Sublessee.

         NOW THEREFORE, in consideration of the rents and convenants hereinafter set forth to be paid and performed by Sublessee, Sublessor does hereby demise, lease and let unto Sublessee, and the Sublessee does hereby lease and take from Sublessor upon the terms and conditions hereinafter set forth:

         7,227 contiguous square feet located on the third (3rd) floor of the Premises as shown on the space plan attached hereto as Exhibit A hereinafter described as the "Subleased Premises".

         1. RELATIONSHIP TO MASTER LEASE. The Sublease and all its terms, covenants and provisions are and each of them is subordinate to: (i) the Master Lease (a copy of which is attached as Exhibit B and made a part hereof by reference) under which Sublessor is granted a leasehold interest in the subleased Premises; (ii) the rights as contained in the Master Lease of the owner or owners of the Premises and/or the land and Building of which the Subleased Premises are a part; (iii) the rights of Master Lessor as contained in the Master Lease; and (iv) to any and all mortgages or encumbrances now or hereafter affecting the Subleased Premises or to which the Master Lease would be subordinated. Sublessee expressly agrees that if Sublessor's tenancy or right to possession of the Premises (including the Subleased Premises) shall terminate by expiration of the Master Lease or any other cause not due to the fault of Sublessor, this Sublease shall thereupon immediately cease and terminate and Sublessee shall give immediate possession to Sublessor.

         2. PERFORMANCE OF MASTER LEASE TERMS. With respect to the Subleased Premises, except to the extent that this Sublease expressly provides otherwise:
(a) Sublessee shall be subject to the terms and conditions of, and perform all obligations of Sublessor to Master Lessor under, the Master Lease and shall be entitled to receive all benefits which accrue to Sublessor under the Master Lease; and (b) Sublessor shall be subject to and shall be entitled to enforce against the Sublessee the terms of the Master Lease, as if reference therein to "Tenant" were to "Sublessee" and references therein to "Landlord" were to "Master Lessor" and "Sublessor". Without limiting the generality of the foregoing, in



                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )
the case of any breach of this Sublease by Sublessee, Sublessor shall have all the rights against Sublessee as would be available to the Master Lessor against the Lessee under the Master Lease if such breach were committed by such Sublessor. Not withstanding anything herein to the contrary, Sublessor shall have no liability to Sublessee for breaches of this Sublease or of the Master Lease that are caused by the Master Lessor. However, Sublessor agrees, at Sublessee's request and expense, to seek to enforce Sublessor's rights under the Master Lease if Master Lessor breaches, or fails to perform its duties under the Master Lease, with respect to the Subleased Premises. Sublessor hereby agrees to indemnify and hold harmless Sublessee from and against any loss, claim, damage, expense or injury (including reasonable attorneys' fees) which Sublessee may incur as a result of Sublessor's failure to perform such obligations in the preceding sentence on behalf of Sublessee. Sublessor covenants and agrees that
(i) if and so long as the Sublessee pays the base rent and additional rent specified in the Sublease and fully, faithfully and punctually observes the covenants and conditions hereof, Sublessee shall during the term of this Sublease quietly enjoy the Subleased Premises as against any persons or entities lawfully claiming by, through or under Sublessor, subject however, to the terms of this Sublease and of any encumbrances and, subject, however, to the earlier termination of the Master Lease, and (ii) Sublessor shall not do anything not permitted by the Master Lease or which would cause the Master Lease to be canceled, terminated or forfeited.

         3. TERM. The term of this Sublease shall commence on completion of the work outlined in the work letter attached as Exhibit C ("Commencement Date") and expire on June 15, 2001, the "Termination Date". The Commencement Date shall be a firm date.

         4. RENT. During the term of this Sublease, Sublessee covenants to pay monthly base rent ("Base Rent") for the Subleased Premises at the rate of $22.20 per square foot, payable in monthly payments of Thirteen Thousand Three Hundred Sixty-Nine and 95/100 Dollars ($13,369.95). This rent obligation is in lieu of any rent obligation arising under the Master Lease.

            Sublessee shall pay to Sublessor the sum of Thirteen Thousand Three Hundred sixty-Nine and 95/100 Dollars ($13,369.95) for the first month of this Sublease on the Commencement Date.

            Base Rent is due and payable on the first day of each month in advance to Sublessor at 2440 Camino Ramon, San Ramon, California, 94583. If the Commencement Date or the Termination Date is a day other than the first of the month, Base Rent shall be prorated for such month.

         5. USE. Sublessee shall use the Subleased Premises for general office purposes which shall include operation center activities.

         6. WORK OF IMPROVEMENT. The Sublessor is responsible to have the Tenant Improvements constructed as shown on Exhibit A and the Pricing Plan dated March 21, 1998. The Sublessee shall pay the Sublessor $6,241.50 as Sublessee's contribution to help offset Sublessor's cost of Tenant Improvements. In the event that the Tenant Improvements cost is reduced, then Sublessee's contribution shall be reduced by the amount of reduction up to $6,241.50.

         7. INSURANCE AND INDEMNIFICATION. At all times during the term of this sublease, Sublessee shall keep in effect: (i) a policy of Comprehensive General Liability insurance with a reputable company in amounts not less than $1,000,000 combined single limit and $500,000 property damage, which policy shall name Sublessor and Master Lessor as additional insureds; (ii) a policy of Worker's Compensation insurance in at least the statutory amounts covering Sublessee's employees using the



                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )

Subleased Premises; and (iii) insurance covering loss to Sublessee's personal property located on the Subleased Premises by fire or other casualty. All policies of insurance shall be issued by a company licensed to do business in the State of California and reasonably approved by Sublessor. Within thirty (30) days or upon commencement after full execution hereof, Sublessee shall provide Sublessor and Master Lessor with a certificate evidencing such insurance coverage. Sublessee shall indemnify and hold harmless Sublessor and Master Lessor to the same extent and in the same manner which Sublessor is obligated to indemnify Master Lessor under the Master Lease except that references to "Tenant" shall read "Sublessee" and references to "Landlord" shall read "Master Lessor and Sublessor.

         8. DEFAULT. If Sublessee shall default in the payment of Base Rent or additional rent hereunder and such default shall continue for fifteen (15) business days after written notice from Sublessor, Sublessor may exercise any of the rights reserved to the Master Lessor pursuant to the Master Lease.

         9. ACCESS. Sublessor shall be permitted access to the Subleased Premises at all reasonable times upon reasonable advance notice, or at any time in case of emergency, to inspect the Subleased Premises, subject to Sublessee's reasonable security requirements. Master Lessor shall be permitted to the Subleased Premises upon reasonable notice and at reasonable times.

         10. NOTICE. Any notice required or permitted to be sent pursuant to this Agreement shall be in writing sent by certified mail, return receipt requested, effective upon receipt, postage prepaid to the parties at the following addresses or to such other addresses as they shall from time to time indicate by written notice pursuant to this section:

Sublessor:

Mike Puccinelli                               David B. Brown
KAO Infosystems                               Potter Anderson & Corroou
2440 Camino Ramon                             Hercules Plaza
Suite 200                                     1313 N. Market Street, 6th Floor
San Ramon, CA 94583                           Wilmington, DE 19801


Sublessee:

John Hashman                                  Tim Coltrell
Internet Access Financial                     Internet Access Financial
Corporation                                   Corporation
595 Market Street                             2440 Camino Ramon
Suite 950                                     Suite 300
San Francisco, CA   94105                     San Ramon, CA 94583



         11. SUBLESSOR RELEASED FROM LIABILITY IN CERTAIN EVENTS. Except to the extent caused by the negligent or otherwise wrongful acts or omissions of Sublessor, its agents or employees, Sublessor shall not be responsible, at any time or in any event, for any latent defects, deterioration or change in the condition of the Subleased Premises except for circumstances existing prior to the date hereof caused, or attributable to the use of the Subleased Premises, by Sublessor and/or any other party using the Subleased Premises of which the Sublessor had knowledge prior to the date hereof. Except to the extent caused by the negligent or otherwise wrongful acts or omissions of Sublessor, its agents or employees, Sublessor shall also not be responsible for any fire or earthquake damage, or



                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )
overflow or leakage upon or into the Subleased Premises of water, steam, gas or electricity, or by any breakage in pipes or plumbing, or breakage, leakage or obstruction of sewer pipes or other damage occasioned by water being upon or coming through the roof skylight, trapdoors, walls, basement or otherwise, nor for failure of the heating (steam) plant, nor for loss of property by theft or otherwise, nor for any damage arising from any act or neglect of any co-tenant or other occupant of the Premises, or for that of any owner or occupants of adjoining or contiguous property. Notwithstanding the above, at Sublessee's written request, Sublessor shall, at Sublessor's expense, take whatever action as is reasonable and necessary to enforce the rights and benefits accruing to the Sublessee by virtue of the Master Lease and this Sublease.

         12. CONSENT OF MASTER LESSOR. This Sublease and any extension of the term hereof is expressly conditioned subject to the prior consent of the Master Lessor, which consent has been obtained by Sublessor. This Sublease is presented for examination only and is valid only if signed by both parties. Unsigned it represents neither a reservation of a sublease or an agreement to sublease by either party.

         13. CONSENT TO SUBLESSOR. For all matters which require Sublessor's approval or consent, such approval or consent shall not be unreasonably withheld or delayed. For all matters which require Master Lessor's approval or consent, Sublessor shall promptly forward to Master Lessor such requests as Sublessee may submit for approval and/or consent from Master Lessor.

         14. ENTIRE AGREEMENT. This Sublease (including the provision of the Master Lease incorporated herein by reference) contains the entire agreement between the parties concerning the Subleased Premises and any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part unless such agreement is in writing and signed by the parties hereto.

         15. SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. Sublessor represents and warrants that to the best of its knowledge, (i) the Master Lease is in full force and effect and not modified or amended except as set forth in the copies attached hereto; and (ii) Sublessor is not in default of any of its obligations under the Master Lease and has received no notice asserting that it is in default of any of its obligations under the Master Lease.

         16. MISCELLANEOUS.

             a. If any term, covenant or condition of this Sublease or the application thereof to any circumstance or to any person, corporation or other entity shall be invalid or unenforceable to any extent, the remaining terms, covenants and conditions of this Sublease shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

             b. The paragraph headings contained in this Sublease have been included for convenience only and shall not be used in the construction or interpretation of the Sublease.

             c. This Sublease shall be governed by and construed in accordance with the laws of the State of California.

         17. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.





                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )

         18. HAZARDOUS MATERIALS. Sublessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Sublessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of the Sublessee's business, and then only after written notice is given to Master Lessor and Sublessor of the identify of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Sublessee, to Master Lessor upon demand as additional charges if such requirements apply to the Sublessee's use of the Premises. In addition, Sublessee shall execute affidavits, representations and the like from time to time at Master Lessor's request concerning Sublessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Sublessee shall indemnify Master Lessor and Sublessor in the manner elsewhere provided in this Sublease or the Master Lease against any release of hazardous materials on the Premises occurring while Sublessee is in possession, or elsewhere if caused by Sublessee or persons acting under Sublessee. The within covenants shall survive the expiration or earlier termination of the lease term.

         19. BROKER FEE. Upon execution of the Sublease, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker. Cornish & Carey Commercial shall pay CB Commercial, agent of Sublessee, fees set forth in a separate agreement between Cornish & Carey Commercial and CB Commercial.

         20. OPERATING EXPENSES. Sublessee is responsible to pay for its pro-rata share of increases in operating expenses over a 1998 Base Year.

         IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this agreement of Sublease on the day and year first-above written.



SUBLESSOR:                                       SUBLESSEE:

KAO INFOSYSTEMS COMPANY                          INTERNET ACCESS FINANCIAL CORP.
------------------------------------


By: /s/ JACK KAPLAN  MIKE PUCCINELLI             BY: /s/ JEREMY LENT
   ---------------------------------                ---------------------------

Name: Jack Kaplan    Mike Puccinelli             Name: Jeremy Lent


Title: General Manager  Sr. Manager Ops          Title: C.E.O.
                                                       ------------------------

Date:    5/15/98                                 Date:
     -------------------------                        -------------------------



                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )

Annabel Investment Company
(herein "Master Lessor") consents
to and agrees with
the terms of
this Sublease.

Annabel Investment Company,
a California partnership


By:
   ---------------------------







                                                                  Please Initial

                                                                Sublessor (    )
                                                                Sublessee (    )

EXHIBIT C


--------------------------------------------------------------
     ITEM                                          TOTAL PRICE
--------------------------------------------------------------
ELECTRICAL                                           29,128,40
                                                   -----------
HVAC ZONES                                           30,420.00
--------------------------------------------------------------
FIRE ?????????                                        4,982.00
                                                   -----------
PARTITION MATERIALS                                   1,501.20
--------------------------------------------------------------
CEILING MATERIAL                                        900.00
                                                   -----------
DOOR MATERIAL                                               --
--------------------------------------------------------------
DOOR FRAME MATERIAL                                     540.00
                                                   -----------
HARDWARE                                                608.80
--------------------------------------------------------------
LABOR                                                 7,048.80
                                                   -----------
DRYWALL AND INSULATION                                9,002.40
--------------------------------------------------------------
LITE ??????? MATERIAL                                       --
                                                   -----------
PAINTING                                              2,736.00
--------------------------------------------------------------
CARPET                                               12,379.20
                                                   -----------
VCT                                                     556.00
--------------------------------------------------------------
BASE                                                  1,142.40
                                                   -----------
WINDOW COVERING                                         468.00
--------------------------------------------------------------
CLEANING                                              1,501.20
                                                   -----------
SIGNAGE--ALLOWANCE                                          --
--------------------------------------------------------------
FIRE EXTINGUISHER MATERIAL                              120.00
                                                   -----------
PLAN AND PERMIT FEE                                  11,760.00
--------------------------------------------------------------
DUMP FEES                                             2,160.00
                                                   -----------
BLUE PRINTS AND POSTAGE                                 240.00
--------------------------------------------------------------
          SUBTOTAL--STANDARD IMPROVEMENT           $116,605.20
                                                   ===========
--------------------------------------------------------------
PLASTIC LAMINATE CABINETRY                            1,440.00
                                                   -----------
ROOF PATCH                                              420.00
--------------------------------------------------------------
CONCRETE CORING                                             --
                                                   -----------
PLUMBING                                              5,750.40
--------------------------------------------------------------
5 TON LIEBERT UNIT                                          --
                                                   -----------
GLASS DOOR                                                  --
--------------------------------------------------------------
SIDE LIGHT FRAME MATERIAL                                   --
                                                   -----------
SIDE LIGHT GLASS MATERIAL                                   --
--------------------------------------------------------------
WALLCOVERING                                                --
                                                   -----------
APPLIANCES                                                  --
--------------------------------------------------------------
STRUCTURAL REVIEW                                           --
                                                   -----------
24-HOUR AIR CONDITIONING                                    --
--------------------------------------------------------------
          SUBTOTAL--STANDARD EXTRAS                   7,610.40
          TOTAL--STANDARDS                          116,605.20
                                        ----------------------
                                        TOTAL      $124,215.60
                                        ----------------------

                                                                  Sublessor (AP)
                                                                  Sublease

                                     [MAP]

                                                                    BISHOP RANCH
--------------------------------------------------------------------------------
                                                                   BUSINESS PARK















                                 EXECUTION COPY




                           BISHOP RANCH BUSINESS PARK

                                 BUILDING LEASE

                                                                    BISHOP RANCH
--------------------------------------------------------------------------------
                                                                   BUSINESS PARK





                             KAO INFOSYSTEMS COMPANY

                   BISHOP RANCH BUSINESS PARK - BUILDING LEASE

                               TABLE OF CONTENTS



                                                                                       Page
                                                                                       ----
1.       PREMISES.....................................................................   1
         1.1      Measurement of Premises ............................................   2

2.       TERM ........................................................................   2
         2.1       Term ..............................................................   2
         2.2       Delay In Commencement .............................................   2
         2.3       Acknowledgment Of Commencement Date ...............................   3

3.       RENT ........................................................................   3
         3.1       Base Rent .........................................................   3
         3.2       Adjustments To Base Rent ..........................................   3
         3.3       Amounts Constituting Rent .........................................   4

4.       SECURITY DEPOSIT ............................................................   4

5.       TAX AND BUILDING OPERATING COST INCREASES ...................................   4
         5.1      Definitions ........................................................   4
         5.2      Tenant's Share .....................................................   7
         5.3      Notice and Payment .................................................   7
         5.4      Tenant's Right to Audit ............................................   9
         5.5      Additional Taxes ...................................................   9
         5.6      Tenant's Taxes .....................................................   9

6.       USE ........................................................................   10
         6.1      Use ................................................................  10
         6.2      Suitability .......................................................   10
         6.3      Uses Prohibited ...................................................   10

7.       SERVICE AND UTILITIES ......................................................   11
         7.1      Landlord's Obligations ............................................   11
         7.2      Tenant's Obligation ...............................................   11
         7.3      Tenant's Additional Requirements ..................................   12
         7.4      Nonliability ......................................................   13
         7.5      Interruption of Services ..........................................   13

8.       MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS .........................   14
         8.1      Maintenance And Repairs ...........................................   14
         8.2      Alterations And Additions .........................................   16

9.       ENTRY BY LANDLORD ..........................................................   17

10.      LIENS ......................................................................   18

11.      INDEMNITY ..................................................................   18
         11.1     Cross-Indemnification .............................................   18
         11.2     Exemption of Landlord From Liability ..............................   19

12.      INSURANCE ..................................................................   20
         12.1     Coverage ..........................................................   20
         12.2     Insurance Policies ................................................   20
         12.3     Landlord's Insurance . ............................................   20
         12.4     Waiver of Subrogation .............................................   21

13.      DAMAGE OR DESTRUCTION ......................................................   21
         13.1     Landlord's Duty to Repair . .......................................   21
         13.2     Landlord's Right to Terminate .....................................   22
         13.3     Tenant's Right to Terminate .......................................   22
         13.4     Exclusive Rights ..................................................   23

14.      CONDEMNATION ...............................................................   23

15.      ASSIGNMENT AND SUBLETTING ..................................................   24
         15.1     Landlord's Consent Required .......................................   24
         15.2     Reasonable Consent ................................................   24
         15.3     Excess Consideration ..............................................   25
         15.4     No Release Of Tenant ..............................................   25
         15.5     Attorneys' Fees ...................................................   25
         15.6     Transfer Of Ownership Interest ....................................   25
         15.7     Effectiveness of Transfer .........................................   26
         15.8     Landlord's Right to Space .........................................   26
         15.9     No Net Profits Leases .............................................   26
         15.10    Permitted Assignment or Sublease ..................................   26

16.      SUBORDINATION ..............................................................   27
         16.1     Subordination .....................................................   27
         16.2     Junior Liens ......................................................   27
         16.3     Subordination Agreements ..........................................   27
         16.4     Attornment ........................................................   27

17.      QUIET ENJOYMENT ............................................................   28

18.      DEFAULT; REME DIES .........................................................   28
         18.1     Default ...........................................................   28
         18.2     Remedies ..........................................................   29
         18.3     Late Charges ......................................................   32
         18.4     Interest ..........................................................   32
         18.5     Default By Landlord ...............................................   32


19.      PARKING ....................................................................   33

20.      RELOCATION OF PREMISES .....................................................   33
         20.1     Conditions ........................................................   33
         20.2     Notice ............................................................   33

21.      MORTGAGEE PROTECTION .......................................................   34

22.      ESTOPPEL CERTIFICATES ......................................................   34

23.      SURRENDER, HOLDING OVER ....................................................   35
         23.1     Surrender .........................................................   35
         23.2     Holding Over ......................................................   36

24.      HAZARDOUS MATERIALS ........................................................   36

25.      MISCELLANEOUS ..............................................................   37
         25.1     Attornment ........................................................   37
         25.2     Captions; Attachments; Defined Terms ..............................   37
         25.3     Entire Agreement ..................................................   38
         25.4     Severability ......................................................   38
         25.5     Costs Of Suit .....................................................   38
         25.6     Time; Joint And Several Liability .................................   39
         25.7     Binding Effect; Choice Of Law .....................................   39
         25.8     Waiver, ...........................................................   39
         25.9     Force Majeure .....................................................   40
         25.10    Landlord's Liability ..............................................   40
         25.11    Consents and Approvals ............................................   40
         25.12    Signs .............................................................   41
         25.13    Rules And Regulations .............................................   41
         25.14    Notices ...........................................................   42
         25.15    Authority .........................................................   42
         25.16    Lease Guaranty ....................................................   43
         25.17    Brokers ...........................................................   43
         25.18    Reserved Rights ...................................................   43
         25.19    Right of First Refusal ............................................   43
         25.20    Options to Extend .................................................   44
         25.21    Compliance with Laws, Rules and Regulations -- Landlord ...........   45
         25.22    Arbitration .......................................................   45



EXHIBIT  A   -   SITE AND FLOOR PLANS
EXHIBIT  B   -   WORK LETTER
EXHIBIT  C   -   SPACE PLAN
EXHIBIT  D   -   RULES AND REGULATIONS
EXHIBIT  E   -   JANITORIAL SPECIFICATIONS
EXHIBIT  F   -   DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST
EXHIBIT  G   -   COMMENCEMENT OF LEASE
EXHIBIT  H   -   LEASE GUARANTY
EXHIBIT  I   -   ADJUSTMENTS TO AREA CALCULATIONS

                           BISHOP RANCH BUSINESS PARK

                                 BUILDING LEASE

        This Lease is made and entered into this 15th day of November, 1995, by and between ANNABEL INVESTMENT COMPANY, A CALIFORNIA PARTNERSHIP, (hereinafter "Landlord") and KAO INFOSYSTEMS COMPANY (hereinafter "Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

        1.      PREMISES

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the "Premises") crosshatched on Exhibit A, containing an estimated 55,535 rentable square feet, of which the "PHASE I PREMISES" contains 14,622 RENTABLE square feet, the "PHASE II PREMISES" contains 22,913 RENTABLE square feet, and the "PHASE III PREMISES" contains an estimated 14,000 TO 18,000 RENTABLE square feet, hereinafter referred to as the PHASE I PREMISES, PHASE II PREMISES, AND THE PHASE III PREMISES respectively. The PHASE I PREMISES, known as SUITE 200, is located on the Second floor, the PHASE II PREMISES, known as SUITE 210, is located on the Second floor, and the PHASE III PREMISES, known as SUITE 325, is located on the Third floor of 2440 CAMINO RAMON, BUILDING N, (including all tenant improvements thereto, the "Building"), located at San Ramon, California 94583. The Building is part of a Complex containing the Building and FOUR (4) other buildings (the "Complex"). The Complex, which contains 535,150 rentable square feet, the land on which the Complex is situated (the "Land"), the common areas of the Complex, any other improvements in the Complex and the personal property used by Landlord in the operation of the Complex (the "Personal Property") are herein collectively called the "Project." Landlord shall pay the cost of "Suite Improvements" (as such term is defined in the work letter attached hereto as Exhibit B, (the "Work Letter") to the Premises up to a maximum amount equal to $20.00 per USABLE square foot of the PHASE I, PHASE II AND PHASE III PREMISES, or $1,009,740.00 based upon 13,293 USABLE square feet for the PHASE I PREMISES, 20,830 USABLE square feet for the PHASE II PREMISES, and 16,364 USABLE square feet for the PHASE III PREMISES ("LANDLORD'S ALLOWANCE"). Any costs in excess of this amount are to be paid by

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Tenant promptly as incurred. In the event the cost of Tenant's Suite
Improvements is less than Landlord's Allowance, 50% of the unused portion of Landlord's Allowance shall be credited to Tenant in the form of free rent which free rent shall be immediately credited in full to Tenant.

               1.1 Measurement of Premises. Within five (5) days from Landlord's receipt of Tenant's Pricing Plans as defined in Exhibit B attached hereto for each PHASED PREMISES, Landlord will provide Tenant with its measurement of the respective PHASE I, PHASE II AND PHASE III PREMISES, and Landlord and Tenant hereby agree that the square footage and Suite Improvement Allowance as stated in this Section 1, Base Rent as stated in Section 3, Adjustments to Base Rent in
Section 3.2, and Tenant's Share as stated in Paragraph 5.2, and any other percentages referred to in this Lease will be proportionately adjusted to reflect the final agreed upon square footage for each PHASE as evidenced by Landlord and Tenant's execution of "EXHIBIT I-1, EXHIBIT I-2, AND EXHIBIT I-3" attached hereto. In no event will the total PHASE I, II AND III PREMISES consist of less than 50,000 RENTABLE square feet.

         2.    TERM

               2.1 Term. The term of this Lease shall commence on the date (the "Commencement Date") that Landlord delivers the PHASE I Premises to Tenant or is deemed to have delivered the Premises to Tenant under the terms of the Work Letter, and shall end FIVE (5) YEARS AND SIX (6) MONTHS thereafter (the "Expiration Date"), unless sooner terminated pursuant to this Lease.

               2.2 Delay In Commencement. The completion date ("Completion Date") for the PHASE I PREMISES is scheduled to occur on DECEMBER 15, 1995 (the "Scheduled Commencement Date"), the Completion Date for the PHASE II PREMISES is scheduled to occur on MARCH 1, 1996, and the Completion Date for the PHASE III PREMISES is scheduled to occur on JUNE 1, 1996. (With respect to any single Phase, the scheduled Completion Date set forth above shall hereinafter be referred to as the "Scheduled Completion Date.") If for any reason a Completion Date does not occur by the Scheduled Completion Date, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder. If any Completion Date has not occurred within ninety (90) days after any respective Scheduled Completion Date, Tenant at its option, to be exercised by giving Landlord written notice within thirty (30) days after the end of such ninety (90) day period, may terminate this Lease and, upon Landlord's return of any monies previously deposited by Tenant, the


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parties shall have no further rights or liabilities toward each other.

               2.3 Acknowledgment Of Commencement Date. Upon determination of the Commencement Date, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date and Expiration Date in the form attached hereto as Exhibit G.

         3.     RENT

               3.1 Base Rent. Tenant shall pay to Landlord monthly as base rent ("Base Rent") for the Premises in advance on the Commencement Date for the PHASE I PREMISES and on the first day of each calendar month thereafter during the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States of America, the sum of TWENTY-SIX THOUSAND EIGHT HUNDRED SEVEN AND NO/100 DOLLARS ($26,807.00). If the Commencement Date is not the first day of a month or if the Lease terminates on other than the last day of a month, the Base Rent payable for such partial month shall be equal to the number of days that the term was in effect during such partial month times the "daily Base Rent," which shall be calculated by dividing the Base Rent then in effect by thirty (30).

               Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of TWENTY-SIX THOUSAND EIGHT HUNDRED SEVEN AND NO/100 DOLLARS ($26,807.00) to be applied against Base Rent when it becomes due.

               3.2 Adjustments To Base Rent.

                        (a) Effective on the Completion Date for the PHASE II PREMISES, as evidenced by the execution of Exhibit G II, but in no event, unless caused by a Landlord Delay, later than APRIL 1, 1996, the Base Rent shall be adjusted so that the Base Rent for the PHASE II PREMISES equals FORTY-TWO THOUSAND SEVEN AND 17/100 DOLLARS ($42,007.17) per month and the total adjusted monthly Base Rent Equals SIXTY-EIGHT THOUSAND EIGHT HUNDRED FOURTEEN AND 17/100 DOLLARS ($68,814.17).

                        (b) Effective on the Completion Date for the PHASE III PREMISES, as evidenced by the execution of Exhibit G III, but in no event, unless caused by a Landlord Delay, later than JULY 1, 1996, the Base Rent shall be adjusted so that the Base Rent for the PHASE III PREMISES equals THIRTY-THREE THOUSAND AND NO/100 DOLLARS ($33,000.00) per month and the total adjusted Base Rent equals ONE HUNDRED ONE THOUSAND EIGHT HUNDRED FOURTEEN AND 17/100 DOLLARS ($101,814.17).

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               3.3 Amounts Constituting Rent. All amounts payable or
reimbursable by Tenant under this Lease, including late charges and interest, "Operating Cost Payments" (as defined in Paragraph 5), and amounts payable or reimbursable under the Work Letter and the other Exhibits hereto, shall constitute "Rent" and be payable and recoverable as such. Base Rent is due and payable as provided in Paragraph 3.1 - "Base Rent", Operating Cost Payments are due and payable as provided in Paragraph 5.3 - "Notice and Payment", and all other Rent payable to Landlord on demand under the terms of this Lease, unless otherwise set forth herein, shall be payable within thirty (30) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America at the address for notices or at such other place as Landlord may from time to time designate in writing.

        4.     SECURITY DEPOSIT

               (Intentionally Deleted)

        5.     TAX AND BUILDING OPERATING COST INCREASES

               5.1 Definitions. For purposes of this paragraph, the following terms are herein defined:

                        (a) Base Year: 1996.

                        (b) Operating Costs: Operating Costs shall include all costs and expenses of ownership, operation, repair and maintenance of the Project (excluding depreciation of the improvements in the Project, all amounts paid on loans of Landlord and taxes on the income, gross receipts or revenue of Landlord) computed in accordance with accounting principles adopted by Landlord consistently applied, including by way of illustration but not limited to: real property taxes, taxes assessed on the Personal Property, any other governmental impositions imposed on or by reason of the ownership, operation or use of the Project, and any tax in addition to or in lieu thereof, other than taxes covered by Paragraph 5.4, whether assessed against Landlord or Tenant or collected by Landlord or both; parts; equipment; supplies; insurance premiums; license, permit and inspection fees; cost of services and materials (including property management fees and costs); cost of compensation (including employment taxes and fringe benefits) of all persons for duties directly connected with the operation, maintenance and repair of the Project; costs of providing utilities and services, including water, gas, electricity, sewage disposal, rubbish removal, janitorial, gardening, security, parking, window washing, supplies and

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materials, and signing (but excluding services not uniformly available to substantially all of the Project tenants); amortized costs of capital improvements (i) required to cause the Project to comply with all laws, statutes, ordinances, regulations, rules and requirements of any governmental or public authority, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA") (collectively, "Legal Requirements"), except for costs, if any, of correcting any failure of the Project to comply, as of any respective Completion Date, with any Legal Requirement AS enacted as of the respective Completion Date, or (ii) which reduce Operating Costs by more than the increase in costs caused by the capital improvement or expenditure, such costs, together with interest on the unamortized balance at the rate of twelve percent (12%) per annum, to be amortized over such reasonable periods as Landlord shall determine; costs of maintenance and replacement of landscaping; legal, accounting and other professional services (other than legal services) incurred solely and necessarily in connection with the operation of the Project and the calculation of Operating Costs; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Project. If the Project is not fully occupied for any calendar year during the term of this Lease, Operating Costs shall be adjusted to the amount which would have been incurred if the Project had been fully occupied for the year.

                        (c) Notwithstanding any other provision herein, Operating Costs shall not include the following:

                                (1) Any ground lease or underlying lease rental;

                                (2) Capital improvements or capital expenditures
(except amortization of capital improvements required to comply with law or which are intended to reduce Operating Costs by more than the increase in costs caused by the capital improvement over such useful life as Landlord may determine), equipment, replacements, alterations and repairs, except as Landlord reasonably determines are attributable to services performed for the Project;

                                (3) Repair of damage to the Project, to the
extent Landlord is reimbursed by insurance proceeds (net of any deductible amounts or other exclusions), warranties or guaranties;

                                (4) Construction and installation of tenant
improvements, renovations, or decorating made for tenants or other occupants in the Project or for vacant tenant suites within the Building, including, without limitation, fees and costs for

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space planning, architectural drawings, construction, permits, licenses and inspections;

                                (5) Negotiations and transactions with present
or prospective tenants or other occupants of the Project for leases, subleases, assignments and other related transactions, including, without limitation, attorneys' fees for such negotiations and transactions;

                                (6) Sums paid to Landlord or to subsidiaries or
affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such goods and/or services which would be rendered by unaffiliated third parties on a competitive basis;

                                (7) Interest, principal, points and fees on
debts or amortization on any mortgage or any other debt instrument encumbering the Building;

                                (8) Landlord's general corporate overhead and
general and administrative expenses other than the management fee and reasonable general and administrative expenses related to the Project;

                                (9) Rental payments incurred under leases for
capital equipment where such leases are for equipment which if purchased by Landlord would not be chargeable to Tenant hereunder;

                                (10) All items and services for which Tenant or
any other tenant in the Project directly reimburses Landlord (other than through tenant's share of Operating Expenses), or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

                                (11) Marketing costs, including leasing
commissions, advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other tenants' signs;

                                (12) Electric power costs for which any tenant
directly contracts with the local public service company;

                                (13) Services provided, taxes attributable to,
wages and other compensation paid, and other costs incurred in connection with the operation of the retail, restaurant, and shuttle service operations in or servicing the Project;

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                                (14) Upgrading the Project to comply with
handicap, life safety, fire and safety codes to the extent the same were in effect and enforced prior to the respective Completion Dates;

                                (15) The cost to remove the presence of
hazardous materials or substances in or about the Project including, without limitation, hazardous substances in the ground water or soil other than those which Tenant is responsible to remove under Section 24;

                                (16) Landlord's charitable or political
contributions;

                                (17) Latent defects in the Base, Shell or Core
of the Project or improvements installed by Landlord;

                                (18) Sculpture, paintings or other objects of
art; and

                                (19) Legal fees and expenses incurred in
connection with the enforcement of any leases or defense of Landlord's title to or interest in the Project;

                                (20) Costs associated with the financing of the
Project.

               5.2 Tenant's Share. If Operating Costs during any calendar year following the Base Year exceed the rentable square footage of the Building multiplied by $7.11 (the "Expense Stop"), Tenant shall pay to Landlord "Tenant's Share" multiplied by such excess ("Operating Cost Payments"). "Tenant's Share" means 10.38% (assuming all Three Phases are completed in 1996), which is calculated by dividing the rentable square footage of the Premises by the rentable square footage of the COMPLEX, as such rentable square footages are set forth in Paragraph 1, and multiplying such number by 100.

               5.3 Notice and Payment. As soon as reasonably practical after the end of each calendar year following the Base Year, Landlord shall furnish Tenant a written statement showing in reasonable detail the Operating Costs for the preceding calendar year, and the amount of any payment due from Tenant to Landlord or from Landlord to Tenant, taking into account prior Operating Cost Payments made by Tenant for such preceding calendar year. Tenant shall have one hundred eighty (180) days after receipt of Landlord's statement to notify Landlord of any objections it has to such statement, or of its intention to review supporting


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documentation for such statement. If Tenant does not so notify Landlord, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute or review support for such statement, any item therein, or the computation of Operating Costs. If Tenant does so notify the Landlord within the one hundred eighty (180) day period, Tenant shall have one (1) year from the date of receipt of Landlord's statement to complete its review of the supporting documentation and notify Landlord of all objections, if any, to such statement. After this one (1) year period, it will be assumed that Landlord has been notified of all objections by Tenant to Landlord's statement and that no further review of supporting documentation is necessary. If there are no objections, Tenant shall have no further rights thereafter to dispute such statement, any item therein, or the computation of Operating Costs. Any notifications to Landlord will be done in accordance with Paragraph 25.14.

               Coincidentally with the monthly Base Rent next due following Tenant's receipt of such statement, Tenant shall pay to Landlord (in the case of an underpayment) or Landlord shall credit against the next Base Rent due from Tenant (in the case of an overpayment) the difference between (i) Tenant's Share of any excess of Operating Costs for the preceding calendar year over the Expense Stop (the "Prior Year's Increase"), and (ii) the Operating Cost
Payments made by Tenant for such preceding calendar year. In addition, Tenant shall pay to Landlord coincidentally with such next due Base Rent an amount equal to (A) one-twelfth (1/12) of the Prior Year's Increase, if any, multiplied by (B) the number of months or partial months (including the then current month) then elapsed in the current calendar year, less (C) the aggregate of any Operating Cost Payments made by Tenant for such current calendar year. Monthly thereafter until adjustment is made the following year pursuant to this paragraph, Tenant shall pay together with the monthly Base Rent one-twelfth (1/12) of any such Prior Year's Increase. In no event will Tenant be entitled to receive the benefit of a reduction in Operating Costs below the Expense Stop.

               For any partial calendar year at the termination of this Lease, Tenant's Share of any increases in Operating Costs for such year over the Expense Stop shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs for the entire year and then prorating such amount for the number of days this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days after Tenant's receipt of Landlord's statement regarding the determination of increases in Operating Costs for the calendar year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal


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to the difference between Tenant's Share of the increases in operating Costs for such year (as prorated) and the amount previously paid by Tenant toward such increases.

               5.4 Tenant's Right to Audit. In the event of any dispute or uncertainty as to the amount of Operating Costs and Tenant's Share thereof, Tenant may require clarification as to any disputed amount, including without limitation, receiving and reviewing legible copies of all of Landlord's invoices and paid receipts, with respect to the disputed items, and pursuing an audit as hereinafter specified, provided Tenant notifies Landlord in writing within one hundred eighty (180) days of its receipt of Landlord's statement that Tenant elects to inspect and/or audit such records pursuant to this Paragraph. If Landlord and Tenant are unable to agree as to any disputed item, Tenant may, at its sole cost and expense, audit on its own Landlord's records related to the disputed items, which audit shall be conducted by an independent Big 6 accounting firm selected by Tenant and approved by Landlord, whose approval shall not be unreasonably withheld, and scheduled promptly at the reasonable convenience of both Landlord and Tenant with such audit to take place in Landlord's offices and be completed no later than twelve (12) months from Tenant's receipt of Landlord's statement. If the results of such audit indicate that the aggregate cost of the disputed items is incorrect, then the Landlord shall refund the discrepancy. If the amount of the discrepancy is more than five percent (5%) of the Total Operating Costs Landlord shall pay the costs of the audit not to exceed $7,500.00.

               5.5 Additional Taxes. Tenant shall reimburse to Landlord, within thirty (30) days after receipt of a demand therefor, Tenant's Share of any and all taxes payable by Landlord (other than net income taxes or any taxes included within Operating Costs), whether or not now customary or within the contemplation of the parties hereto (i) upon, allocable to or measured by the area of the Building, (ii) upon all or any portion of the Rent payable hereunder and under other leases of space in the Building, including any gross receipts tax or excise tax levied with respect to the receipt of such Rent, or (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof. Tenant shall not be required to reimburse Landlord for taxes under this Paragraph 5.4 to the extent Tenant has paid Tenant's Share of such taxes through Operating Cost Payments under Paragraph 5.2.

               5.6 Tenant's Taxes. Tenant shall pay before delinquency (whether levied on Landlord or Tenant), any and all


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taxes assessed upon or measured by (i) Tenant's equipment, furniture, fixtures and other personal property located in the Premises, (ii) any improvements or alterations made to the Premises prior to or during the term of this Lease paid for by Tenant ("Above-Standard Improvements"), or (iii) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. For the purpose of determining said amounts, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of the taxing authorities which require Tenant to file a report of Tenant's property located in the Premises.

         6.    USE

               6.1 Use. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord.

               6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in the Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition except for latent defects unless within thirty (30) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

               6.3 Uses Prohibited.

                        (a) Tenant shall not do nor permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance. In the event Tenant is in violation of this Section 6.3(a), Landlord agrees to notify Tenant.

                        (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or


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interfere with the rights of other tenants or occupants of the Building, or injure them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not bring onto the Premises any apparatus, equipment or supplies that may overload the Premises or the Building or any utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof.

                        (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with, and at its sole cost and expense shall promptly comply with, any Legal Requirement now in force or which may hereafter be enacted or promulgated relating to the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises or Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of the fact as between Landlord and Tenant.

        7.      SERVICE AND UTILITIES

                7.1 Landlord's Obligations. Provided Tenant is not in default hereunder, Landlord shall furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial services as described in Exhibit E attached hereto, window washing service and elevator service customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common lobbies, hallways, stairs and toilet rooms in the Building. Landlord's current hours of operation in Bishop Ranch (hereinafter "Hours of Operation") are 7 a.m. to 7 p.m., Monday through Friday, excepting holidays (New Year's Day, President's Day, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day). The building is available to the Tenant 24 hours a day, seven (7) days a week, 365 days a year.

               7.2 Tenant's Obligation. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may


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be furnished to or used in, on or about the Premises during the term of this
Lease.

               7.3 Tenant's Additional Requirements

                        (a) Landlord shall provide heat and air conditioning to the Premises with temperatures in a comfort range consistent with first class office space. Tenant shall pay for heat and air-conditioning furnished at Tenant's request during nonbusiness hours and/or on non-business days on an hourly basis at a reasonable rate established by Landlord which shall not exceed Landlord's approximate costs thereof. Tenant shall not use in excess of the amounts contemplated by the Pricing Plans of electricity, water or any other utility without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold or delay. Landlord may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such excess use if Tenant uses more than the standard amount used (on a per square foot basis) for office space in the Project. The cost of such meters and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all water and electric current consumed in excess of the standard amounts used for office space in the Project (on a square foot basis) as shown by said meters, at the rates charged for such services by the city in which the Building is located or by the local public utility furnishing the same, plus any additional expense in reasonable amounts incurred in keeping account of the water and electric current so consumed. If a separate electrical meter is prohibited by law to measure any such excess use, Landlord shall have the right to estimate the amount of such electrical use through a qualified electrical engineer approved by Tenant which approval shall not be unreasonably withheld. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any Above Standard Suite Improvements as defined in Exhibit B hereto, carelessness of Tenant or the nature of Tenant's business or hours of operations in excess of the Hours of Operation.

                        (b) If any lights other than Building Standard Materials or equipment are used in the Premises which materially and adversely affect the temperature otherwise maintained by the air conditioning system, Landlord, after giving Tenant advance written notice and twenty (20) days to cure such condition, may install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and



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maintenance thereof, shall be paid by Tenant to Landlord upon demand by
Landlord.

                        (c) In no event shall Tenant (i) connect any apparatus, machine or device through electrical outlets except in the manner for which such outlets are designed and without the use of any device intended to increase the plug capacity of any electrical outlet or (ii) maintain at any time an electrical demand load in excess of four (4) watts per square foot of usable area of the Premises unless Tenant pays for such excess.

               7.4 Nonliability. (Intentionally Deleted)

               7.5 Interruption of Services. In the event of an interruption in or failure or inability to provide any services or utilities including, without limitation, water, electricity, heating, ventilating, air-conditioning and elevator service, to the Premises or the Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant or, except as provided below, entitle Tenant to an abatement of Rent or to terminate this Lease.

                        (a) If any Service Failure not caused by Tenant or its Representatives or Visitors prevents Tenant from reasonably using a material portion of the Premises and Tenant in fact ceases to use such portion of the Premises, Tenant shall be entitled to an abatement of Base Rent and Operating Cost payments with respect to the portion of the Premises that Tenant is prevented from using by reason of such Service Failure in the following circumstances: (i) if Landlord fails to commence reasonable efforts to remedy the Service Failure within five (5) Business Days following the occurrence to the Service Failure or fails thereafter to pursue diligently reasonable action to remedy the Service Failure, the abatement of Rent shall commence on the tenth
(10th) Business Day following the Service Failure and continue for the balance of the period during which Tenant is so prevented from using such portion of the Premises; and (ii) if the Service Failure in all events is not remedied within fifteen (15) business days following the occurrence of the Service Failure and Tenant in fact does not use such portion of the Premises for an uninterrupted period of fifteen (15) days or more by reason of such Service Failure, the abatement of Rent shall commence no later than the sixteenth (16th) day following the occurrence of the Service Failure and continue for the balance of the period during which Tenant is so prevented from using such portion of the Premises.


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                        (b) If a Service Failure is caused by Tenant or Tenant's
employees, agents, contractors, visitors or customers ("Tenant's Representatives") Landlord shall nonetheless remedy the Service Failure, at the expense of Tenant, pursuant to Landlord's maintenance and repair obligations under Paragraph 8.1-Landlord's Maintenance and Repair Obligations, as the case may be, but Tenant shall not be entitled to an abatement of Rent or to terminate this Lease as a result of any such Service Failure.

                        (c) Any claim by Tenant for Rent abatement under this Paragraph 7.5 shall be subject to and resolved in accordance with Subparagraph 8.1(c).

                        (d) Where the cause of a Service Failure is within the control of a public utility or other public or quasi-public entity outside Landlord's control, notification to such utility or entity of the Service Failure and request to remedy the failure, shall constitute "reasonable efforts" by Landlord to remedy the Service Failure. Nothing contained herein shall prevent Tenant from contacting any such public utility or other public or quasipublic entity to request that such entity remedy a Service Failure.

        8.     MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS

               8.1 Maintenance And Repairs

                        (a) Landlord's Obligations. Landlord shall maintain in good order, condition and repair the structural and common areas of the Building, and the basic heating, ventilating, air conditioning, electrical, plumbing, fire protection, life safety, security and mechanical systems of the Building (the "Building Systems"), and, to the extent required by law the telephone cabling and wiring in and to the Premises, and shall cause the common areas of the Building to comply with all Legal Requirements (including, without limitation, the ADA), provided that any maintenance and repair caused by the acts or omissions of Tenant or Tenant's agents, employees, invitees, visitors (collectively "Tenant's Representatives") shall be paid for by Tenant. Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the foregoing in good order, condition and repair, nor shall Landlord be liable under any circumstances for any consequential damages or loss of business, however occurring, through or in connection with any such failure. Notwithstanding the provisions of this Section, in the event Landlord fails or neglects to commence and make the repairs to the Building which

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Landlord is required to make in accordance with the terms of this Lease within thirty (30) days after receipt of written notice from Tenant of a necessity thereof, or within 48 hours in the event of any emergency or a safety hazard to Tenant's employees or invitees, and appropriate notice from Tenant, then Tenant may, but shall not be obligated to make such repairs and Landlord shall reimburse Tenant for such reasonable amounts that Tenant has paid for said repairs. Notwithstanding Tenant's entitlement to said reimbursement, if Landlord and Tenant cannot agree on the amount of reimbursement within ten (10) days from the date Tenant submits its billing to Landlord, then the dispute shall be resolved in accordance with Subparagraph 8.1(c).

                        (b) Tenant's Obligations

                                (1) Tenant, at Tenant's sole cost and expense,
except for services furnished by Landlord pursuant to Section 7 hereof, shall maintain the Premises in good order, condition and repair, ordinary wear and tear excepted, including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, and all plumbing pipes, electrical wiring, switches, fixtures, nonbuilding standard lights, and equipment installed for the use of the Premises, and shall cause the Premises to comply with all Legal Requirements (including, without limitation, the ADA).

                                (2) In the event Tenant fails to maintain the
Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion within thirty (30) days after such notice, Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest from the date expended by Landlord until paid by Tenant at the "Default Rate," as defined below. Except for Landlord's willful misconduct or negligence, landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. As used in this Lease, "Default Rate" shall mean the Prime Rate charged by the Bank of America or its successor plus two percent (2%).

                        (c) Tenant Remedies. In the event Tenant claims it is entitled to an abatement of Rent under Paragraph 7.5 or 8.1(a) of this Lease or any payment by Landlord as a result of Landlord's failure to perform its obligations under Paragraph 7.5,


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8.1(a), or any other provision of this Lease, Tenant shall so notify Landlord and Mortgagee when Tenant is required to give notice under Section 21 in writing and if such claim for abatement or payment is based upon a claim that Landlord has failed to perform its obligations, then Landlord shall have thirty (30) days after receipt of such notice from Tenant to cure such failure and the Mortgagee shall have an additional twenty (20) days to cure such failure. If Landlord or the Mortgagee does not cure such failure within such thirty (30) day period, or if Tenant's claim for abatement or payment is not based upon a breach by Landlord, either Landlord or Tenant may submit Tenant's claim to arbitration under the provisions of Paragraph 25.22. The arbitrator in such arbitration shall determine whether Tenant is entitled to any abatement of Rent or payment from Landlord under the above-referenced provisions of this Lease, and, if so, the amount of such abatement or payment, which in the case of a Rent abatement shall be based upon the extent to which the event that subjects Rent to abatement materially impairs Tenant's ability to carry on its business at the Premises. During the pendency of any such dispute and prior to the rendering of an award by the arbitrator, Tenant shall continue to pay the full Rent and all other sums specified in this Lease, and Tenant shall have no right to withhold or offset Rent until the parties have reached agreement or such arbitration is resolved. If the arbitration results in an award against the Landlord, and Landlord fails to pay the arbitration award within ten (10) Business Days thereafter, then Tenant may offset the sums owed by Landlord against the Rent payable under this Lease. If by agreement of the parties or by arbitration it is determined that Landlord owes any sums to Tenant, such amount shall be paid by Landlord to Tenant within ten (10) Business Days following such determination.

                        (d) Compliance With Law. Landlord and Tenant shall each do all acts required to comply with all applicable Legal Requirements relating to their respective maintenance and repair obligations as set forth herein.

               8.2 Alterations And Additions

                        (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.

                        (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, performing the work itself, (provided that Landlord charges the market rate for such work), specifying the manner in which the work

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is done, and selecting the contractor by whom the work is to be performed and the times during which it is to be accomplished, provided such contractor charges the market rate for such work. Tenant shall pay to Landlord upon demand an amount equal to the reasonable costs and expenses actually and reasonably incurred for time spent by Landlord's employees or contractors in supervising, approving and administering such alterations.

                        (c) All such alterations, additions or improvements, all other Above-Standard Improvements, and all work performed under the Work Letter shall be the property of Landlord and shall remain upon and be surrendered with the Premises, unless pursuant to an agreement between the parties at the time such Above-Standard Improvements are installed Landlord requests in writing that Tenant remove all or any part of same.

                        (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

        9.     ENTRY BY LANDLORD

               Landlord and Landlord's agents shall upon reasonable notice and consistent with Tenant's security requirements (except in the case of emergency) have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or during the last twelve (12) months of the Lease Term or extended Term to prospective tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby. Landlord shall conduct its activities under this Section 9 in a manner that will minimize inconvenience to Tenant and without incurring additional Tenant expense to Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord and Landlords' agents shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord or Landlords' agents by any of said means, or otherwise, shall not under any circumstances be


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construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant shall not be released from its obligations under this Lease nor be entitled to any abatement of Rent on account of Landlord's entry under this Section, and except for Landlord's negligence or willful misconduct Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises.

        10.    LIENS

               Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed, materials furnished or obligations incurred by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys, fees and costs, shall be payable to Landlord by Tenant on demand with interest at the Default Rate until paid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least three (3) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

         11.    INDEMNITY

                11.1    Cross-Indemnification.

                        (a) Except to the extent caused by the negligence or willful misconduct of the party to be indemnified and held harmless, Tenant agrees to indemnify and defend Landlord and each of its constituent partners or members and the officers, directors, shareholders, employees, agents and representatives thereof, or any of them, and the successors and assigns of such parties, against and hold them harmless from any and all claims,


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actions, losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, to the extent resulting from (i) any default by Tenant in the observance or performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed or performed, (ii) any act, omission, liability or negligence of Tenant or of the contractors, agents, employees, visitors or invitees of Tenant on the Premises, or (iii) any other occurrence or happening on the Premises.

                        (b) Subject to Paragraph 11.2, except to the extent caused by the negligence or willful misconduct of Tenant or the contractors, agents, servants or employees, or visitors of Tenant, Landlord agrees to indemnify and defend Tenant and hold harmless Tenant, its parents, subsidiaries and sister companies and the officers, directors, employees, agents and representatives of each of them from any and all claims, actions, losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, to the extent resulting from (i) any act, omission, liability or negligence of Landlord or of the contractors, agents, servants or employees of Landlord, (ii) any other occurrence or happening in any portion of the Building, other than the Premises, or (iii) any breech by Landlord of any representation, warranty or covenant contained in the Lease.

               11.2 Exemption of Landlord From Liability. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, telephone cabling or wiring, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Except to the extent caused by Landlord's negligence or willful misconduct, Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

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        12.     INSURANCE

               12.1 Coverage. Tenant shall, at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:

                        (a) Commercial General Liability Insurance with a combined single limit for personal or bodily injury and property damage of not less than $3,000,000 or such other level of coverage that Landlord may require in its reasonable judgment.

                        (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, covering and in an amount equal to the full replacement value of all fixtures, furniture and improvements installed in the Premises by or at the expense of Tenant.

               12.2 Insurance Policies. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord and its partners, property manager, and mortgagees as an additional insured. said insurance shall be with companies having a rating of not less than A+, XI in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after ten
(10) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a reasonable handling charge and Default Interest from the date paid by Landlord, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

               12.3 Landlord's Insurance. During the term of this Lease Landlord shall maintain in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief (to the extent such coverages are available), with responsible insurers licensed to do business in California, insuring the Building in an amount equal to at least ninety-five


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
percent (95%) of the replacement cost thereof, excluding foundations, footings and underground installations. Upon Tenant's written request Landlord shall provide Tenant with certificates of insurance evidencing such coverage. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts. Said insurance shall be with companies having a rating of not less than A+, XI in "Best's Insurance Guide".

             12.4 Waiver of Subrogation. To the extent permitted by their respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Project or any operation therein. If any policy of insurance relating to this Lease, the Premises or the Project does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, use reasonable efforts to obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

         13. DAMAGE OR DESTRUCTION.

             13.1 Landlord's Duty to Repair. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty then, unless either party elects to terminate this Lease pursuant to Paragraphs 13.2 or 13.3, Landlord shall, at its expense, use its best efforts to repair and restore the Premises and/or access thereto, as the case may be, to substantially their former condition to the extent permitted by the then applicable codes, laws and regulations; provided, however, that Tenant rather than Landlord shall be obligated at Tenant's expense to repair or replace Tenant's personal property, trade fixtures and any items or improvements that are required to be covered by Tenant's insurance under Paragraph 12.1(b).

                  If Landlord is required or elects to repair damage to the Premises and/or access thereto, this Lease shall continue in effect but Tenant's Base Rent and Operating Cost Payments from the date of the casualty through the date of substantial completion of the repair shall be abated by a proportionate amount based on the portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant's



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Representatives, there will be no such rental abatement. In no event shall
Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Project made necessary by such casualty.

             13.2 Landlord's Right to Terminate. Landlord may elect to terminate this Lease, effective as of the last day of the calendar month in which such election is made, under the following circumstances:

                  (a) Where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable laws and governmental regulations within nine (9) months after the date of the casualty;

                  (b) Where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies to make the required repairs;

                  (c) Where the Project is damaged or destroyed to the extent that the cost to repair and restore the Project exceeds twenty-five percent (25%) of the full replacement cost of the Project, whether or not the Premises are damaged or destroyed; or

                  (d) Where the damage occurs within the last twelve (12) months of the term of the Lease.

                      If any of the circumstances described in this Paragraph 13.2 arise, Landlord must notify Tenant in writing of that fact within sixty (60) days after such circumstances arise and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate the Lease.

         13.3 Tenant's Right to Terminate. Tenant shall have the right to terminate this Lease if all or any material part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty, provided that such casualty is not the result of the willful misconduct or negligence of Tenant or Tenant's representatives, but only under the following circumstances:

             (a) Tenant may elect to terminate this Lease if Landlord had the right under Paragraph 13.2 to terminate this Lease but did not elect to so terminate and Landlord failed to commence the required repair within sixty (60) days after the date



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it received proceeds to commence such repair. In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given before the earlier of the date on which Landlord commences such repair or ten
(10) days after the expiration of such sixty (60)-day period; or

                  (b) Tenant may elect to terminate this Lease in the circumstance described in Subparagraph 13.2 (a). In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given within thirty (30) days after Landlord's notice to Tenant pursuant to Paragraph 13.2; or

                  (c) Tenant may elect to terminate this Lease if the Premises remain untenantable or inaccessible nine (9) months after the date any material part of the Premises are rendered untenantable or inaccessible.

             13.4 Exclusive Rights. Landlord and Tenant each hereby agree that, notwithstanding any law to the contrary that may now or hereafter exist, neither party shall have any right to terminate this Lease in the event of any damage or destruction under any circumstances other than as provided in Paragraphs 13.2 and 13.3.

         14. CONDEMNATION

             If all or a material portion of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to materially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for Tenant's



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unamortized cost of leasehold improvements, so long as such award to Tenant does not decrease the value of the award that would otherwise be made to Landlord in such taking or condemnation. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of Premises so made unusable bears to the rented area of the Premises immediately prior to the taking, and Landlord, at Landlord's cost, shall restore the Premises remaining to an architectural whole with the Base
Rent reduced in proportion to what the area taken bears to the Premises prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall give Tenant the right to terminate this Lease or to any abatement of Rent thereunder. Any award made to Tenant by reason of any such temporary taking where Landlord does not terminate this Lease shall belong entirely to Tenant so long as said award does not diminish Landlord's award.

         15. ASSIGNMENT AND SUBLETTING

             15.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein (each a "Transfer") , and shall not sublet the Premises or any part thereof, without the prior written consent which shall not be unreasonably withheld of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

         15.2 Reasonable Consent.

                  (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within ten (10) business days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or if it elects to proceed under Paragraph 15.8 below.

                  (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be



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reasonable for Landlord to withhold its consent where (i) Landlord reasonably disapproves of the assignee or subtenant (each a "Transferee") Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (ii) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, or (iii) Landlord otherwise reasonably determines that the assignment or sublease would have the effect of materially decreasing the value of the Project or increasing the expenses associated with operating the Project. In no event may Tenant publicly advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for comparable space in the Project.

             15.3 Excess Consideration. If Landlord consents to the assignment or sublease, Landlord shall be entitled to receive as additional Rent hereunder 50% of any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, 50% of the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Operating Cost Payments payable hereunder applicable to the subleased space.

             15.4 No Release Of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord's express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

             15.5 Attorneys' Fees. Tenant shall pay Landlord's reasonable attorneys' fees (up to a maximum of $500.00) incurred in connection with reviewing any proposed assignment or sublease.

             15.6 Transfer Of Ownership Interest. Subject to the provisions of
Section 15.10, if Tenant is a business entity, any direct or indirect transfer of 50 percent or more of the ownership




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interest of the entity (whether all at one time or over the term of the Lease)
shall be deemed a Transfer.

             15.7 Effectiveness of Transfer. No permitted assignment by Tenant shall be effective until Landlord has received a counterpart of the assignment and an instrument in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of assignment. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

             15.8 Landlord's Right to Space. (Intentionally Deleted)

             15.9 No Net Profits Leases. Anything contained in the foregoing provisions of this Paragraph 15 to the contrary notwithstanding, neither Tenant, nor any other person having an interest in the possession, use, occupancy or utilization of the Premises, shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales) , and any such purported lease, sublease, license, concession or other agreement shall be void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

             15.10 Permitted Assignment or Sublease. Notwithstanding any provision to the contrary in Section 15, Tenant shall not be required to obtain Landlord's consent to an assignment or sublease of the Premises to an entity which controls, is controlled by or is under common control with Tenant or which succeeds to substantially all of Tenant's assets and business by merger, reorganization or purchase. All other such subsections of Section 15 shall apply to this Paragraph 15.10 and shall remain in effect.



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         16. SUBORDINATION

             16.1 Subordination. Except as provided in the next sentence, or as the Tenant and the mortgagee or trustee of any "First Mortgage" (as defined below) may otherwise agree, this Lease, at Landlord's option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting all or any part of the Project, and to the lien of any first mortgages or first deeds of trust (each a "First Mortgage") in any amount or amounts whatsoever now or hereafter placed on or against the Land or Building, Landlord's interest or estate therein, or any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee of a First Mortgage or ground lessor shall elect to have this Lease prior to the lien of its First Mortgage or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such First Mortgage or ground lease, whether this Lease is dated prior to or subsequent to the date of said First Mortgage or ground lease or the date of the recording thereof.

             16.2 Junior Liens. Tenant hereby agrees that this Lease shall be superior to the lien of any present or future mortgages or deeds of trust that are junior to any First Mortgage.

             16.3 Subordination Agreements. Tenant will execute and deliver upon demand without charge therefor, such further instruments evidencing the subordination of this Lease to any First Mortgage or ground lease, or the subordination of any First Mortgage or ground lease to such Lease, pursuant to
Section 16.1, as the case may be, as may be required by Landlord. Tenant's failure to comply with its obligations under this Paragraph 16.3 within fifteen
(15) business days of demand shall constitute an Event of Default and Landlord shall have the right, in such event, to impose upon Tenant a monetary penalty of $1,000.00 for such noncompliance, in addition to all other remedies available to Landlord under this Lease and by law. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

             16.4 Attornment. If this Project is transferred to any purchaser or mortgagee pursuant to or in lieu of proceedings to enforce any mortgage, deed of trust or ground lease (collectively, "Encumbrance") , this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant is not in default under the terms of the Lease. Tenant shall attorn to such purchaser or mortgagee



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

as the Landlord under the Lease so long as the rights of Tenant hereunder shall not be disturbed, diminished, or interfered with, but shall continue in full force and effect so long as Tenant shall not be in default hereunder and the purchaser or mortgagee shall honor the Terms of this Lease and perform Lessor's obligations.

         17. QUIET ENJOYMENT

             Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and performing its other covenants and conditions under this Lease, Tenant shall have the quiet possession of the Premises for the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and of any encumbrance.

         18. DEFAULT; REMEDIES

             18.1 Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

                  (a) Tenant fails to pay Rent when due and such failure continues for ten (10) days after written notice thereof to Tenant;

                  (b) Tenant fails to deliver any subordination agreement requested by Landlord within the period described in Paragraph 16;

                  (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Paragraph 22;

                  (d) Tenant Transfers this Lease without complying with the provisions of Paragraph 15;

                  (e) Tenant fails to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; or



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

                  (f) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

             18.2 Remedies. Upon the occurrence of an Event of Default, Landlord may, at any time thereafter exercise the following remedies, which shall be in addition to any other rights or remedies now or hereafter available to Landlord at law or in equity:

                  (a) Maintain this Lease in full force and effect and recover Rent as it becomes due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such reletting occurs, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers, commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures, alterations and leasehold improvements; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to


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

terminate this Lease by virtue of a previous Event of Default. During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or a sublease of the Premises as set forth in Paragraph 15.2 - "Reasonable Consent".

                  (b) Terminate Tenant's right to possession of the Premises at any time by written notice to Tenant, in which case Tenant shall immediately surrender possession of the Premises to Landlord. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and trade fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Paragraph 18.2, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. If Landlord terminates Tenant's right to possession in writing, Landlord shall be entitled to recover from Tenant all damages as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following:

                      (1) The reasonable cost of recovering the Premises; plus

                      (2) The reasonable cost of removing Tenant's alterations, trade fixtures and Above-Standard Improvements; plus

                      (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection (a) above, together with interest at the Default Rate, on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                      (4) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss Tenant proves could have been reasonably avoided, together with interest at the Default Rate on such sums


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from the date such Rent is due and payable until the date of the award of damages; plus

                      (5) The amount by which the Rent which would be payable by Tenant hereunder, including operating Cost Payments, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                      (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                  (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, and trade fixtures from the Premises. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (a) above.

                      Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Paragraph, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

                  (d) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Default Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.


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             18.3 Late Charges. Tenant hereby acknowledges that late payment by
Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Base Rent or Operating Costs Payments is not received by Landlord or Landlord's designee within five
(5) days of the date such amount shall be due, or if any installment of other Rent is not received by Landlord or Landlord's designee on or before the date such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Notwithstanding the foregoing, Tenant is hereby granted two (2) grace periods which shall not exceed fifteen (15) days each during each calendar year of this Lease.

             18.4 Interest. In addition to the late charges referred to above which are intended to defray Landlord's costs resulting from late payments, any late payment of Rent shall, at Landlord's option, bear interest from the due date of any such payment to the date the same is paid at the Default Rate, provided, however, that if Landlord imposes a late charge on any overdue payment, such overdue payment shall not begin to bear interest under this Paragraph 18.4 until thirty (30) days after the due date thereof.

             18.5 Default By Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than fifteen (15) days after written notice by Tenant to Landlord and to any mortgagee, trustee or ground lessor of the Project (each a "Holder") whose name and address shall have theretofore been furnished to Tenant in writing, specifying that Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.




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

         19. PARKING

             Tenant and Tenant's employees, invitees and customers shall have the right to use the parking areas of the Building subject to such regulations as Landlord shall adopt from time to time, and subject to the right of Landlord to restrict the use by Tenant and Tenant's Representatives when in the sole judgment of Landlord such use is excessive for the parking area in relationship to the reasonable use required by other Tenants. If Landlord becomes obligated under applicable laws or regulations or any other directive of any governmental or quasi-governmental authority to pay or assess fees or charges for parking in the Building's parking area, Tenant shall pay such amounts to Landlord as additional Rent.

         20. RELOCATION OF PREMISES

             20.1 Conditions. For the purpose of maintaining an economical and proper distribution of Tenants throughout Bishop Ranch acceptable to Landlord, Landlord shall at any time after the third (3rd) full year of the Lease Term have the right from time to time during the term of this Lease to relocate the Premises within Bishop Ranch to either Bishop Ranch 8, Bishop Ranch 15, or Bishop Ranch 6, subject to the following terms and conditions:

                  (a) The rented and usable areas of the new Premises must be contiguous and of equal size to the existing Premises (subject to a variation of up to ten percent (10%) provided the amount of Base Rent payable under this Lease is not increased);

                  (b) Landlord shall pay the cost of providing tenant improvements in the new Premises comparable to the tenant improvements in the existing Premises;

                  (c) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door lettering, telephone relocation and reasonable quantities of new stationery;

             20.2 Notice. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least one hundred twenty (120) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of thirty (30) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate




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

this Lease. If Tenant so notifies Landlord, Landlord at its option may withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated, or accept Tenant's termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

         21. MORTGAGEE PROTECTION.

             Tenant agrees to give any holder of any encumbrance ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within the time period set forth in Paragraph 18.5 the Mortgagee shall have an additional fifteen (15) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

         22. ESTOPPEL CERTIFICATES.

             (a) Upon fifteen (15) days' notice from Landlord, Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating if true that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the estimated Operating Cost Payments, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether to Tenant's actual knowledge either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate.

             (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

                 (1) That this Lease is in full force and effect, without modification except as may be represented by Landlord;




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

                  (2) That there are no uncured defaults in Landlord's performance; and

                  (3) That not more than one month's Rent has been paid in advance; and

                  (4) That Landlord has completed its construction obligations.

             (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord, the same financial information (updated for the then current year) provided to Landlord prior to the execution of this Lease. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth. As a condition of compliance to this Section 22(c), Tenant may require the party receiving such financial information to execute a Confidentiality Agreement satisfactory to Tenant.

         23. SURRENDER, HOLDING OVER.

             23.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in its original condition, except for reasonable wear and tear and damage from casualty or condemnation; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the Premises all Tenant's personal property, trade fixtures, alterations and other Above-Standard Improvements that Tenant has the right or is required by Landlord to remove under the provisions of this Lease. Tenant shall also be responsible for removal of all telephone cables and wires, CRT, data and telephone equipment, and any other form of cabling that exists in Tenant's space and was installed after the Completion Date. If any of such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense, in which event Tenant shall immediately reimburse Landlord for such expenses together with interest at the Default rate until so paid. Tenant's obligations under this Paragraph shall survive the expiration or termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.



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

             23.2 Holding Over. If Tenant remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant's holding over shall be one hundred fifty percent (150%) of the monthly Base Rent payable in the last month prior to the termination or expiration hereof. Tenant shall indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys fees and costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any loss, cost, penalties, or damages, including lost profits, claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

         24. HAZARDOUS MATERIALS

             24.1 Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any hazardous substances or materials as defined herein. Tenant shall not allow the storage or use of hazardous materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of hazardous substances or materials, nor allow to be brought into the Project any such hazardous materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such hazardous substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If to Tenant's actual knowledge any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials on the Premises or within the Project, then Tenant shall promptly notify Landlord of the same, and the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises and Tenant has caused such release of hazardous materials. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time to perform any required testing, to confirm Tenant's compliance with the provisions of this Paragraph, and to perform Tenant's obligations



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

under this Paragraph if Tenant has failed to do so. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

             24.2 Landlord agrees to indemnify, defend, and hold harmless Tenant, it parents, subsidiaries and sister companies and the officers, directors, employees and agents of each of them from and against any and all claims, actions, losses, costs, liabilities, damages and expense, including, without limitation, reasonable attorneys' fees, to the extent caused by the existence of any Hazardous Materials on the Project or the release thereof by Landlord (or by any third party prior to the Commencement Date) or by reason of the failure of the Project as of the Commencement Date to comply with the above-mentioned statutes, laws and regulations related to the regulation of Hazardous Materials in effect and as interpreted at the date of this Lease.

         25. MISCELLANEOUS

             25.1 Attornment. Upon any transfer by Landlord of Landlord's interest in the Premises or the Building (other than a transfer for security purposes only), Tenant agrees to attorn to any transferee or assignee of Landlord subject to the limitations set forth in Section 16.4 hereof.

             25.2 Captions; Attachments; Defined Terms

                  (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to," the matter or matters thereafter enumerated.

                  (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed to constitute part of this Lease and are incorporated herein.



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

             (c) The words "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. The obligations of this Lease as to a Tenant which consists of husband and wife shall extend individually to their sole and separate property as well as community property.

         25.3 Entire Agreement. This Lease along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises, and this Lease and the exhibits and attachments may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

         25.4 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

         25.5 Costs Of Suit

             (a) If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party reasonable attorneys' fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

             (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable



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

attorneys' fees, incurred by Landlord in or in connection with such litigation.

             (c) Should Tenant, without fault on Tenant's part, be made a party to any litigation instituted by Landlord or by any third party against Landlord, or by or against any person holding under or using the Premises by license of Landlord (other than Tenant, its officers, direct employees, agents, and representatives) or for the foreclosure of any lien for labor or material furnished to or for Landlord or any such other person or otherwise arising out of or resulting from any act or transaction of Landlord or of any such other person, Landlord covenants to save and hold Tenant harmless from any judgment rendered against Tenant or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Tenant in or in connection with such litigation.

         25.6 Time; Joint And Several Liability. Time is of the essence of this Lease and each and every provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

         25.7 Binding Effect; Choice Of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words imparting such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

         25.8 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.



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

         25. 9 Force Majeure. In the event Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of such party, then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention, and in the case of work to be performed by Landlord under the Work Letter, each day of such delay, interruption or prevention will result in one (1) Scheduled Completion and/or Commencement Day Adjustment.

         25.10 Landlord's Liability. The term "Landlord", as used in this Lease, shall mean only the owner or owners of the Project at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Project as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Project, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Project, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed and shall explicitly assume Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Paragraph 25.10. In no event will Landlord be liable under this Lease for consequential or indirect damages or loss of profits.

         25.11 Consents and Approvals. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that


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
Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure, unless Landlord withheld its consent maliciously and in bad faith.

                  Except with respect to the review required by the Work
Letter, the review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Project under this Lease, and no third parties, including Tenant or Tenant's Representatives or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

         25.12 Signs. Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior consent of Landlord which shall not be unreasonably withheld. Landlord shall include Tenant in the Building directories located in the Building. Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

         25.13 Rules And Regulations. Tenant and Tenant's Representatives shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit D and any reasonable modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. If such rules and regulations conflict with the Terms of this Lease, the Terms of this Lease shall control.



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

         25. 14 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered, sent in the United States mail, certified or registered, postage prepaid, or sent by private messenger, addressed to the Landlord or Tenant respectively at the addresses set forth below:

LANDLORD:                                      TENANT:

ANNABEL INVESTMENT COMPANY                     KAO INFOSYSTEMS COMPANY
ONE ANNABEL LANE, SUITE 201                    800 CORPORATE WAY
P.0. BOX 640                                   FREMONT, CA 94539
SAN RAMON, CA 94583                            ATTENTION: MR. MIKE PUCCINELLI

                                               AND A COPY TO:

                                               POTTER ANDERSON & CORROON
                                               350 DELAWARE TRUST BUILDING
                                               902 MARKET STREET
                                               WILMINGTON, DE 19801
                                               ATTENTION: MR. DAVID BROWN

or such other address as shall be established by notice to the other pursuant to this paragraph. Notices personally delivered or delivered by private messenger shall be deemed delivered when received at the address for such party designated pursuant to this paragraph. Notices sent by mail shall be deemed delivered on the earlier of the third business day following deposit thereof with the United States Postal Service or the delivery date shown on the return receipt prepared in connection therewith. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant thereof, to eliminate personal delivery as an effective means of notice hereunder.

         25.15 Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and validly existing entity, the persons signing on behalf of Tenant, are duly authorized to execute and deliver this Lease on behalf of Tenant and this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a



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

certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

         25.16 Lease Guaranty. Concurrently with the execution of this Lease by Tenant, and as a condition of and a material inducement to Landlord executing this Lease, KAO CORPORATION OF AMERICA, who is THE PARENT of Tenant ("Guarantor") , shall execute and shall deliver to Landlord a Guaranty in the form attached hereto as Exhibit H, guaranteeing the full performance of Tenant's obligations under this Lease.

         25.17 Brokers. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than COOPER/BRADY CORPORATE SERVICES, whose commission is to be paid by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its agents, employees or representatives.

         25.18 Reserved Rights. Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent, to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas.

         25.19 Right of First Refusal. Landlord hereby grants Tenant a right of first refusal ("Right of First Refusal") to Lease any available space on the Third floor and up to 16,000 rentable square feet on the First Floor of the Building (2440 CAMINO RAMON) as shown on Exhibits A-4 and A-5. Tenant hereby agrees that in order for Tenant to exercise its Right of First Refusal, Tenant will, within five (5) business days from Landlord's notification to Tenant of its intent to lease said Right of First Refusal space to a third party, notify Landlord in writing whether it will or will not exercise its Right of First Refusal. If Tenant does not so notify Landlord in writing, Tenant shall be deemed to have waived its Right of First Refusal. If Tenant exercises its Right of First Refusal, Tenant shall so exercise said Right of First Refusal under



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

the same terms and conditions as set forth in Landlord's notice to Tenant.

         25.20 Options to Extend. Subject to the provisions of this Paragraph 25.20, Landlord hereby grants Tenant with one (1), option to extend the term of this Lease for five (5) years ("Option to Extend"). Tenant's notice of its election to exercise the option to Extend must be given to Landlord in writing at least twelve (12) months prior to the expiration date of the initial Term. Tenant must exercise its Option to Extend for a minimum of seventy-five percent (75%) of its leased Premises. In the event Tenant exercises an Option to Extend for less than the entire Premises, Tenant hereby agrees that all option space extended shall be contiguous and Tenant shall first extend on full floors with its remaining extension Premises to be contiguous on a partial floor.

             (a) Rent. Base rent for each Option shall be set at Fair Market Value at the commencement of the extended Term. Fair Market Value is described in (b) below.

             (b) Fair Market Value. As the Term "Fair Market Value" is defined in this Lease, the term shall mean the annual rental rate being charged in the general area of the Building in San Ramon and Walnut Creek for space comparable to the space for which Fair Market Value is to be determined, taking into consideration use, location and floor level within the applicable building, the location, size of tenancy, quality and age of the building, the definition of rentable area or net rentable area, as the case may be, with respect to which such rental rates are computed for renewal tenants (but not less than $22.00 per rentable square foot per year), leasehold improvements provided for renewal tenants, rental concessions for renewal tenants, the date the particular rate under consideration became effective, the term of the lease under consideration, the extent of services provided thereunder, applicable distinctions between "gross" leases and "net" leases, expense stop figures for escalation purposes, and other adjustments (including by way of indexes) to base rental, and any other relevant term or condition in making such evaluation, including bona fide written offers made to Landlord by third parties at arms length to lease the same or comparable space for which the Fair Market Value is being determined.

             (c) Notice. In the event Tenant does not provide Landlord with written notice of its intent to exercise this Option to Extend within the aforementioned time frame, Tenant shall be deemed to have waived its Option to Extend.



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

             (d) Improvements. In the event Tenant exercises an Option to Extend, Tenant shall accept, subject to Landlord's duties expressly stated herein, the Premises in their "as-is" condition.

             (e) Options are Personal. Except as permitted in Paragraph 15.10, the Options to Extend are Personal to the Tenant executing this Lease and are otherwise not assignable or transferrable to the benefit of any transferee.

         25.21 Compliance with Laws, Rules and Regulations --Landlord. Landlord, at Landlord's sole cost and expense, shall comply with all applicable laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or governmental bodies having jurisdiction over the use, condition or occupancy of the Project ("Laws") . Landlord represents to the best of its knowledge that the Project is currently in compliance with all applicable Laws, and that all applicable zoning laws permit the use specified in Section 6.1 hereof. In the event any Laws, are initiated subsequent to the date of this Lease, Landlord may, if allowable under Section 5 hereof, pass through as Operating Expenses said costs required to cause such compliance.

         25.22 Arbitration. This Paragraph shall apply to any dispute, controversy or claim which is expressly made subject to arbitration under the provisions of this Lease. Either Landlord or Tenant may initiate arbitration with respect to any such dispute, controversy or claim by so notifying the other party in writing. The arbitration shall be conducted in the City and County of San Francisco, California, before a single arbitrator in accordance with the then prevailing rules for arbitration of commercial disputes of the American Arbitration Association or its successor, and the provisions of California Code of Civil Procedure Section 1283.05, or any successor or amended statute or law containing similar provisions. The arbitrator shall be a person who would qualify over objections as an expert witness to give opinion testimony addressed to the issue in a court of competent jurisdiction and shall have no relationship to or affiliation with either party. If the parties are unable to agree upon an arbitrator within ten (10) days after service of a notice of arbitration, the arbitrator shall be selected by the San Francisco Office of the American Arbitration Association in accordance with its procedures.



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

             The arbitrator shall, if requested by either party, hold a hearing within thirty (30) days after his appointment at which parties may present evidence and cross-examine each other's witnesses. The arbitrator shall render his decision in writing within thirty (30) days after such hearing, and judgment on the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding upon the parties. The arbitrator shall have no power to modify the provisions of this Lease.

             Each party shall pay its own costs and expenses of arbitration and the fees of the arbitrator shall be paid by the party who is not the prevailing party in the arbitration.


         Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease.


LANDLORD:                                     TENANT:

ANNABEL INVESTMENT COMPANY,                   KAO INFOSYSTEMS COMPANY
A CALIFORNIA PARTNERSHIP


BY:   [SIG]                                   BY:   [SIG]
   ---------------------------                   ------------------------------
                                                 Authorized Agent

                               [EXHIBIT A-1 MAP]

                               [EXHIBIT A-2 MAP]

                               [EXHIBIT A-3 MAP]

                               [EXHIBIT A-4 MAP]

                               [EXHIBIT A-5 MAP]

                                   EXHIBIT B

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF NOVEMBER 15, 1995
                                    BETWEEN

                    ANNABEL INVESTMENT COMPANY, AS LANDLORD,
                                      AND
                  KAO INFOSYSTEMS COMPANY, AS TENANT ("LEASE")


                                   WORK LETTER

         1. Suite Improvements. Landlord shall with reasonable diligence construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("Suite Improvements"). Improvements consisting of the type and materials described on Schedule 1 attached to this Construction Rider are referred to herein as "Building Standard Materials". All Suite Improvements above "Building Shell" (as described in Schedule 1) that utilize materials in addition to, substitution for or modification of the Building Standard Materials are called herein "Above-Standard Suite Improvements".

             1.1. Plans.

                  (a) On or before OCTOBER 27, 1995, Tenant shall have submitted to Landlord a space plan showing details and specifications sufficient to permit Landlord and Landlord's subcontractors to price the Suite Improvements for the PHASE I PREMISES (as shown on Exhibit A attached hereto) . Such plans shall hereinafter be referred to as "Pricing Plans." Tenant shall have three (3) business days from receipt of Landlord pricing of such plans in which to approve said pricing. Tenant's failure to approve said pricing shall be deemed a "Tenant Delay."

                  (b) Upon Tenant's approval of Landlord's pricing, Landlord shall have its subcontractors produce engineering drawings, and said Pricing Plans and engineering drawings shall become the Construction Documents, hereinafter referred to as the "PHASE I Construction Documents" and shall be used by Landlord to complete the construction of Tenant's Suite Improvements. In all events, said PHASE I Construction Documents must be approved by Tenant and submitted to Landlord no later than NOVEMBER 8, 1995. In the event Landlord has not received Tenant's approved PHASE I



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Construction Documents by NOVEMBER 8, 1995, such delay will be considered a
Tenant Delay.

             (c) On or before NOVEMBER 15, 1995, Tenant will submit its Pricing Plans to Landlord for the PHASE II PREMISES (as shown on Exhibit A attached hereto). Tenant shall have three (3) business days from receipt of Landlord pricing of such plans in which to approve said pricing. Tenant's failure to approve said pricing shall be deemed a "Tenant Delay."

             (d) Upon Tenant's approval of Landlord's pricing, Landlord shall have its subcontractors produce engineering drawings, and said Pricing Plans and engineering drawings shall become the Construction Documents, hereinafter referred to as the "PHASE II Construction Documents" and shall be used by Landlord to complete the construction of Tenant's Suite Improvements. In all events, said PHASE II Construction Documents must be approved by Tenant no later than JANUARY 5, 1996. In the event Landlord has not received Tenant's approved PHASE II Construction Documents by JANUARY 5, 1996, such delay will be considered a Tenant Delay.

             (e) On or before FEBRUARY 1, 1996, Tenant will submit its Pricing Plans to Landlord for the PHASE III PREMISES (as shown on Exhibit A attached hereto). Tenant shall have three (3) business days from receipt of Landlord pricing of such plans in which to approve said pricing. Tenant's failure to approve said pricing shall be deemed a "Tenant Delay."

             (f) Upon Tenant's approval of Landlord's pricing, Landlord shall have its subcontractors produce engineering drawings, and said Pricing Plans and engineering drawings shall become the Construction Documents, hereinafter referred to as the "PHASE III Construction Documents" and shall be used by Landlord to complete the construction of Tenant's Suite Improvements. In all events, said PHASE III Construction Documents must be approved by Tenant no later than FEBRUARY 15, 1996. In the event Landlord has not received Tenant's approved PHASE III Construction Documents by FEBRUARY 15, 1996, such delay will be considered a Tenant Delay.

         1.2. Construction. Upon Landlord's receipt of the Final PHASE I, PHASE II AND PHASE III Construction Documents approved by Tenant, Landlord shall proceed with reasonable diligence to cause the Suite Improvements to be Substantially Completed on or prior to the respective Scheduled Completion Date. The Suite Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type



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
normally found on an architectural "punch list". (The definition of Substantially Completed shall also define the terms "Substantial Completion" and "Substantially Complete.")

             1.3. Cost of Suite Improvements. See Section 1 of Building Lease entitled PREMISES.

             1.4. Tenant Delays.

                  For any PHASE PREMISES (where a PHASE PREMISES is either
PHASE I, PHASE II AND PHASE III, each being separate and distinct). The following shall be deemed "Tenant Delays": (i) Tenant's failure to deliver the Pricing Plans described above within the time periods required above, (ii) the failure of Landlord to receive Final PHASE I, PHASE II AND PHASE III Construction Documents BEFORE THE TIME PERIODS REQUIRED ABOVE, (iii) Above-Standard Suite Improvements requested by Tenant, (iv) any changes or modifications in the work requested by Tenant following approval of the Final Construction Documents, (v) Tenant's early entry onto the Premises as described in Paragraph 3 hereof, or (vi) any other delay requested or caused by Tenant (collectively, "Tenant Delays"). Notwithstanding the foregoing, no Tenant Delay shall be deemed to have occurred unless and until Landlord gives written notice to Tenant specifying the action, inaction or occurrence constituting the Tenant Delay and the number of days of such Tenant Delay ("Tenant Delay Notice"). Notwithstanding anything to the contrary, Landlord's obligation to deliver the Premises on the Scheduled Completion Date for the PHASE I Premises, the Scheduled Completion Date for the PHASE II Premises, and the Scheduled Completion Date for the PHASE III Premises, may at Landlord's election be extended by one (1) day for every one (1) day of Tenant Delay. If any Completion Date is delayed because of Tenant Delays, Tenant shall not be liable for any damage thereby including costs and expenses incurred by Landlord in connection with such delay.

      2. Commencement of Term. Upon Substantial Completion of the Suite Improvements, Landlord shall deliver possession of the respective PHASE PREMISES to Tenant. With respect to the PHASE I PREMISES, if any delays in Substantial Completion of the Suite Improvements are attributable to Tenant Delays, Landlord will be deemed to have delivered the PHASE PREMISES and the Commencement Date shall occur on the date on which Landlord would have Substantially Completed the PHASE PREMISES and tendered the PHASE PREMISES to Tenant if Substantial Completion had not been delayed by the number of days specified in any and all Tenant Delay Notices given by Landlord, as described in Paragraph 1.4.



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

         3. Access to Premises/Prior Occupancy. Landlord, at its reasonable discretion, may allow Tenant or Tenant's Representatives to enter the PHASE PREMISES prior to the Substantial Completion of the PHASE I PREMISES, THE PHASE II PREMISES, OR THE PHASE III PREMISES to permit Tenant to make the PHASE PREMISES ready for its use and occupancy; provided, however, that prior to such entry of the PHASE PREMISES, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in Paragraph 12 of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four (24) hours notice, and Tenant or its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Suite Improvements. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the PHASE PREMISES prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the PHASE PREMISES by Tenant or its representatives.






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

         4. Ownership of Suite Improvements. All Suite Improvements, whether or not Above-Standard, and whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the Property of Landlord and, unless Landlord elects otherwise as provided in the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease.





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

                             SCHEDULE 1 TO EXHIBIT B


                                 BUILDING SHELL

*        All core areas, elevator lobbies and restrooms complete.

*        Main HVAC loop in place ready to receive mixing boxes for zoning.

*        Main fire sprinkler risers and grid in place ready for drop down.

*        All perimeter walls sheetrocked and ready for finish.

*        Upper floors covered with 3-1/2 inch concrete.

* Electrical service to closets on floor. Telephone outlet/conduit to closets on floor.

*        Telephone outlet/conduit to closets on floor.



                           BUILDING STANDARD MATERIALS


Electrical

* Day Bright 244 light fixtures with energy conserving ballasts and lamps; per Title 24 requirements.

*        Double switching in individual offices.

*        One duplex 110 receptacle at each work station.

*        One telephone outlet at each work station.

HVAC

*        One zone per 800 usable square feet.

*        Individual pneumatic thermostats per 800 usable square feet.

Fire Sprinklers

* One 160 degree rate, semi-recessed sprinkler head per 144 usable square feet.



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

Partitions and Doors

*        5/8-inch drywall on 2-1/2 inch steel studs with smooth finish.

*        Solid core oak doors 36" x 96".

*        Aluminum door jambs.


*        Schlage door latches or equal.

Paint

*        Kelly Moore or equal.

Rated Ceiling Assembly

*        USG: Aurora Reveal Tile.

Carpet, Tile and Base

*        Carpet: 34 oz. Monterey.

*        Armstrong Imperial Modern Excelon Tile or equal.

*        3/8 inch nylon composition pad.

*        4 inch rubber top set base or equal.

Window Covering

*        Mini Blinds.





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


                             EXHIBIT C - SPACE PLAN








                            TO BE PROVIDED BY TENANT







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

                                    EXHIBIT D

                              RULES AND REGULATIONS


         1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, affixed or otherwise displayed by Tenant on or to any part of the outside or inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however that Tenant may request Landlord to furnish and install a building standard window covering at all exterior windows at Tenant's cost. Tenant shall not install any radio or television antenna, loud speaker, or other device on or about the roof area or exterior walls of the Building.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to the common areas by persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. In no event may Tenant go upon the roof of the Building.

         3. Landlord will furnish Tenant with      keys to the Premises, free of
charge. Additional keys shall be obtained only from Landlord and Landlord may make a reasonable charge for such additional keys. No additional locking devices shall be installed in the Premises by Tenant, nor shall any locking devices be changed or altered in any respect without the prior written consent of Landlord. All locks installed in the Premises excluding Tenant's vaults and safes, or special security areas (which shall be designated by Tenant in a written notice to Landlord), shall be keyed to the Building master key system. Landlord may make



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
reasonable charge for any additional lock or any bolt (including labor) installed on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Premises.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be deposited therein and Tenant shall bear the expense of any breakage, stoppage or damage resulting from its violation of this rule.

         5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or installation of wallpaper or paint shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

         6. Tenant may use the freight elevators in accordance with such reasonable scheduling as Landlord shall deem appropriate. Tenant shall schedule with Landlord, by written notice given no less than forty-eight (48) hours in advance, its move into or out of the Building which moving shall occur after 5:00 p.m. or on weekend days if required by Landlord; and Tenant shall reimburse Landlord upon demand for any additional security or other charges incurred by Landlord as a consequence of such moving. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. The floors, corners and walls of elevators and corridors used for moving of equipment or other items in or out of the Project must be adequately covered, padded and protected and, Landlord may provide such padding and protection at Tenant's expense if Landlord determines that such measures undertaken by Tenant or Tenant's movers are inadequate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment or furnishings brought into the Building and also the times and manner of moving the same in or out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards.



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                                                                 Landlord (    )



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

         7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord.

         8. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable, combustible or noxious fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

         9. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. The Premises shall not be used for lodging or sleeping or for any illegal purposes. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters' Laboratory approved portable equipment for brewing coffee, tea and similar beverages and of microwave ovens approved by Landlord shall be permitted provided that such use is in accordance with all applicable federal, state and local laws, codes, ordinances, rules and regulations.

         10. Landlord will direct electricians as to where and how telephone wires and any other cables or wires are to be installed. No boring or cutting for cables or wires will be allowed without



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

the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         11. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. Tenant shall bear the expense of repairing any damage resulting from a violation of this rule or removal of any floor covering.

         12. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. In its use of such, Tenant shall not obstruct or permit the obstruction of walkways, ingress and egress to the Building and tenant spaces and at no time shall Tenant park vehicles which will create traffic and safety hazards or create other obstructions.

         13. On Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Tenant assumes all responsibility for protecting its Premises from theft, robbery and pilferage. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays all day, and on other days between the hours of 7:00 p.m. and 7:00 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants, and to implement such additional security measures as Landlord deems appropriate for such purposes. The cost of such additional security measures, as reasonably allocated by Landlord to Tenant, shall be reimbursed by Tenant within thirty (30) days after receipt of Landlord's demand therefor.

         14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must




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

observe strict care and caution that all water faucets, water apparatus and utilities are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress, and all tenants shall at all times comply with any rules and orders of the fire department with respect to ingress and egress.

         15. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         16. Landlord shall attend to the requests of Tenant after notice thereof from Tenant by telephone, in writing or in person at the office of the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

         17. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

         18. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time-to-time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

         19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

         20. Canvassing, soliciting, peddling or distribution of handbills or other written material in the Building and Project is prohibited and Tenant shall cooperate to prevent same.

         21. Landlord reserves the right to (i) select the name of the Project and Building and to make such change or changes of




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

name, street address or suite numbers as it may deem appropriate from time to time, (ii) grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted in the Lease, and (iii) reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas. Tenant shall not refer to the Project by any name other than the name as selected by Landlord (as same may be changed from time to time) , or the postal address, approved by the United States Post Office. Without the written consent of Landlord, Tenant shall not use the name of the Building or Bishop Ranch Business Park in connection with or in promoting or advertising the business of Tenant or in any respect except as Tenant's address.

         22. Tenant shall store all its trash and garbage within the Premises until removal of same to such location in the Project as may be designated from time to time by Landlord. No material shall be placed in the Project trash boxes or receptacle if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Ramon without being in violation of any law or ordinance governing such disposal.

         23. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. and 7:00 p.m. , Monday through Friday, except for holidays. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Landlord shall on notice provide such services at the rate established by Landlord from time-to-time. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants generally.

         24. The directory of the Building will be provided for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom. Any additional name that Tenant shall desire to place upon the directory must first be approved by Landlord and, if so approved, a charge will be made for each such name.




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                                                                 Landlord (    )



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

         25. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or common area adjacent to the Premises for the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's lease.

         26. The word "Tenant" occurring in these Rules and Regulations shall mean Tenant and Tenant's Representatives. The word "Landlord" occurring in these Rules and Regulations shall mean Landlord's assigns, agents, clerks, employees and visitors.



ACKNOWLEDGED AND ACCEPTED:


Landlord:                                       Tenant


By:                                             By:
   ---------------------------                     ----------------------------


Date:                                           Date:
     -------------------------                       --------------------------

                                    EXHIBIT E

                            JANITORIAL SPECIFICATIONS


The following specific janitorial services will be provided in accordance with provisions of Paragraph 7.1, Landlord's obligations:

OFFICE AREAS (DAILY)

1. Empty all waste baskets and disposal cans, if liners used, replace as necessary.
2.       Spot dust desks, chairs, file cabinets, counters and furniture.
3.       Spot vacuum all carpets and walk-off mats; spot as necessary.
4.       Sweep all hard surface floors with treated dust mop.

OFFICE AREAS (WEEKLY)

1.       Vacuum carpets completely, including around base boards, etc.
2.       Perform low dusting of furniture.
3.       Dust window sills and ledges.

OFFICE AREAS (QUARTERLY)

1.       Perform all high dusting of doors, sashes, moldings, etc.
2.       Dust venetian blinds as needed.

OFFICE AREA CORRIDORS AND LOBBIES (DAILY SERVICE)

1.       Vacuum carpets and dust mop any hard floors.
2.       Spot clean carpets of all spillage.
3.       Clean all thresholds.

OFFICE AREA CORRIDORS AND LOBBIES (WEEKLY)

1.       Perform all high dusting of doors, sashes, moldings, etc.
2.       Vacuum and clean all ceiling vents.
3.       Polish any metal railings, placards, etc.




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


STAIRWAYS (DAILY)

1.       Sweep all hard surface steps.
2.       Dust banisters.

STAIRWAYS (WEEKLY)

1.       Sweep all hard surfaces.
2.       Spot mop all spills as needed.

RESTROOMS COMMON AREA (DAILY SERVICE)

1.       Empty all waste containers and replace liners as needed.
2.       Clean all metal, mirrors, and fixtures.
3.       Sinks, toilet bowls and urinals are to be kept free of scale.
4.       Clean all lavatory fixtures using disinfectant cleaners.
5.       Wash and disinfect underside and tops of toilet seats.
6.       Wipe down walls around urinals.
7.       Refill soap, towel, and tissue dispensers.
8.       Wet mop tile floors with disinfectant solution.
9.       Refill sanitary napkin machines as necessary.

RESTROOMS COMMON AREA (WEEKLY)

1.       Perform high dusting and vacuum vents.
2. Use germicidal solution in urinal traps, lavatory traps, and floor drains.

RESTROOMS COMMON AREA (MONTHLY)

1.       Scrub floors with power machine.
2.       Wash down all ceramic tile and toilet compartments.

ELEVATORS (DAILY)

1.       Vacuum floors.
2.       Clean thresholds.
3.       Spot walls and polish surfaces.

GENERAL

All glass entry doors to offices, corridors, or lunch rooms are to be cleaned as necessary.



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


                                    EXHIBIT F


                 DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST



1. I, the undersigned, hereby authorize Landlord to order one door sign of ( ) wood, ( ) vinyl, ( ) chrome. The business name on it shall be:


         -----------------------------------------------------------------------


2.       The directory strip shall read:


         -----------------------------------------------------------------------


3.       The mail box strip shall read:


         -----------------------------------------------------------------------



                      /s/ [SIG]                              11-8-99
         ---------------------------------------    ----------------------------
                      Signature                                    Date


         Street Address:             2440 Camino Ramon
                                     -------------------------------------------

         Suite Number:               200, 210, 325
                                     -------------------------------------------

         Complex:                    Bishop Ranch 6, Building N
                                     -------------------------------------------

                    [ANNABEL INVESTMENT COMPANY LETTERHEAD]


                                   EXHIBIT G I
                    COMMENCEMENT OF LEASE -- PHASE I PREMISES





It is hereby agreed to that (a) the "Commencement Date" under that certain Lease dated _________________________________by and between ANNABEL INVESTMENT COMPANY as Landlord and KAO INFOSYSTEMS COMPANY as Tenant, covering PHASE I PREMISES located at 2440 CAMINO RAMON, SUITE 200, is _________________________, 199
________, (b) the "Expiration Date" thereof is 5:00 P.M. on
_________________________, 19 ________, and (c) Landlord has completed all of its construction obligations under the Work Letter.




ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
   ---------------------------                    -----------------------------

Date:                                          Date:
     -------------------------                      ---------------------------

                    [ANNABEL INVESTMENT COMPANY LETTERHEAD]


                                  EXHIBIT G II
                         COMPLETION OF PHASE II PREMISES

It is hereby agreed to that effective this ________ day of ____________, Landlord has completed all of its construction obligations under the Work Letter for the PHASE II PREMISES.





ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
   ---------------------------                    -----------------------------

Date:                                          Date:
     -------------------------                      ---------------------------

                    [ANNABEL INVESTMENT COMPANY LETTERHEAD]


                                  EXHIBIT G III
                        COMPLETION OF PHASE III PREMISES



It is hereby agreed to that effective this _________ day of _______________, Landlord has completed all of its construction obligations under the Work Letter for the PHASE III PREMISES.





ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
   ---------------------------                    -----------------------------

Date:                                          Date:
     -------------------------                      ---------------------------

                                    EXHIBIT H

                                    GUARANTY


         Reference made to the Lease Agreement dated as of November 15, 1995 (the "Lease"), by and between ANNABEL INVESTMENT COMPANY ("Landlord") and KAO INFOSYSTEMS COMPANY ("Tenant"), covering and describing premises ("Leased Premises") located at 2440 CAMINO RAMON, SAN RAMON, CA.

         The undersigned ("Guarantor") is a THE PARENT of Tenant. Guarantor has agreed to guarantee the obligations of Tenant under the Lease, and the execution of this Guaranty is a condition of, and a material inducement to, Landlord entering into the Lease. Therefore, Guarantor hereby unconditionally guarantees the prompt, full and complete performance of all of the obligations of Tenant under the Lease. If Tenant at any time fails to make any payment under the Lease when due or fails to perform or comply with any covenant, condition, agreement or term of the Lease, Guarantor will, upon notice from Landlord and without further demand, pay, perform or comply with the same in the same manner and to the same extent as is required of Tenant. Guarantor understands and acknowledges that the Lease may, and likely will, be amended or modified from time to time by agreement of Landlord and Tenant that this may be done without notice to or approval of Guarantor, it being understood that Guarantor is relying solely on Tenant to protect its interests in connection with such matters. Guarantor hereby waives any suretyship rights or defenses that may be available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code and agrees that:

                  (a) The Lease may be assigned, modified or amended in whole or in part or the Leased Premises may be sublet in whole or in part without notice to Guarantor and without releasing Guarantor or affecting Guarantor's obligations under this Guaranty in any way.

                  (b) Landlord may, from time to time, and without notice to Guarantor, release any security that Landlord may have for the obligations of Tenant under the Lease or accept security therefor; add, substitute or release guarantors; or compromise or settle any amount due or owing, or claimed to be owing under the Lease; and no such action by Landlord or any other action which Landlord may take or omit to take in connection with the Lease shall affect this Guaranty or Guarantor's obligations in any way.


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

                  (c) Guarantor expressly waives notice of acceptance of this Guaranty and diligence of collecting any sums due under the Lease or the taking of any action with reference to any default under the Lease or to any liability under this Guaranty.

                  (d) Landlord has no duty to disclose to Guarantor any information it receives regarding the financial status of Tenant, whether or not such information indicates that the risk of Guarantor under this Guaranty has been or may be increased. Guarantor assumes full responsibility for being and keeping informed of Tenant's financial condition, Tenant's performance under the Lease, and Tenant's use and operation of the Leased Premises.

                  (e) Guarantor hereby subordinates all its claims for payment or liens securing indebtedness of Tenant to Guarantor, if any, to Landlord's right to receive payment from Tenant of all sums due under the Lease and waives any rights it may have to participate in any security for the Lease or to enforce any remedy which Landlord may have against Tenant or any other person or entity that may now or hereafter be liable on the Lease.

                  (f) The obligations of Guarantor under this Guaranty are independent of the obligations of Tenant, and Landlord may directly enforce its rights under this Guaranty without proceeding against or joining Tenant or any other guarantor of the Lease, without applying or enforcing any security for the Lease, and without first proceeding against Tenant or any other guarantor of the Lease.

                  (g) In the event any payment by Tenant to Landlord is held to constitute a preference, fraudulent conveyance or similar voidable payment under any law now or hereafter in effect, and is rescinded or otherwise required to be returned by Landlord, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

                  (h) Guarantor agrees to indemnify Landlord for all costs and expenses, including reasonable court costs and attorneys fees, incurred or paid by Landlord in enforcing this Guaranty and the Lease.



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                                                                 Landlord (    )

                  (i) This Guaranty shall inure to the benefit of any person or persons, entity or entities who at any time may be entitled to the benefits and obligated to perform the duties of Landlord under the Lease and shall be binding upon the heirs, administrators, successors and assigns of Guarantor.

                  (j) This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived except by a writing signed by Landlord.

                  (k) If any term or provision of this Guaranty is ever determined to be illegal or unenforceable, all other terms and provisions of this Guaranty shall remain effective and enforceable to the fullest extent permitted by law.

                  (l) This Guaranty and the rights and obligations of Guarantor and Landlord under this Guaranty shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, this Guaranty has been executed by Guarantor, effective as of November 15, 1995.


                                       GUARANTOR:

                                       BY: KAO CORPORATION OF AMERICA


                                       /s/ KENNETH B. WATTMAN
                                       ----------------------------------------
                                       Kenneth B. Wattman
                                       President


                                       Address of Guarantor:


                                       Little Falls Centre I, Suite 205
                                       2711 Centerville Road
                                       Wilmington, DE 19808

                         EXHIBIT I-1 -- PHASE I PREMISES


              ADJUSTMENTS TO AREA CALCULATION AND RELATED SECTIONS


It is hereby agreed to that pursuant to terms and conditions of that certain Lease dated ________, by and between ANNABEL INVESTMENT COMPANY as Landlord and KAO INFOSYSTEMS COMPANY as Tenant, that in accordance with Section 1 of said Lease, Landlord and Tenant hereby agree to the following:


1)       Section 1. Premises

         (a) The final agreed upon rentable square feet in the PHASE I PREMISES is ___________________ rentable square feet.


         (b) The improvement allowance for the PHASE I PREMISES, calculated at $ __________ per usable square foot, is $ ________________.


2)       Section 3. Rent

         Base Rent in Subsection 3.1, calculated at $ ________ per rentable square, is ____________________________ per month.


3)       Section 5. Tax and Building Operating Cost Increase

         Tenant's Share in Subsection 5.2 is ______________ %.



ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
   ---------------------------                    -----------------------------

Date:                                          Date:
     -------------------------                      ---------------------------

                               EXHIBIT I-2 -- PHASE II PREMISES


              ADJUSTMENTS TO AREA CALCULATION AND RELATED SECTIONS


It is hereby agreed to that pursuant to terms and conditions of that certain Lease dated ________, by and between ANNABEL INVESTMENT COMPANY as Landlord and KAO INFOSYSTEMS COMPANY as Tenant, that in accordance with Section 1 of said Lease, Landlord and Tenant hereby agree to the following:


1)       Section 1. Premises

         (a) The final agreed upon rentable square feet in the PHASE II PREMISES is ___________________ rentable square feet.


         (b) The improvement allowance for the PHASE II PREMISES, calculated at $ __________ per usable square foot, is $ ______________.


2)       Section 3. Rent

         Base Rent in Subsection 3.1, calculated at $ ________ per rentable square, is ____________________________ per month.


3)       Section 5. Tax and Building Operating Cost Increase

         Tenant's Share in Subsection 5.2 is ______________ %.



ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
   ---------------------------                    -----------------------------

Date:                                          Date:
     -------------------------                      ---------------------------

                       EXHIBIT I-3 -- PHASE III PREMISES


              ADJUSTMENTS TO AREA CALCULATION AND RELATED SECTIONS


It is hereby agreed to that pursuant to terms and conditions of that certain Lease dated ________, by and between ANNABEL INVESTMENT COMPANY as Landlord and KAO INFOSYSTEMS COMPANY as Tenant, that in accordance with Section 1 of said Lease, Landlord and Tenant hereby agree to the following:


1)       Section 1. Premises

         (a) The final agreed upon rentable square feet in the PHASE III PREMISES is ___________________ rentable square feet.


         (b) The improvement allowance for the PHASE III PREMISES, calculated at $ __________ per usable square foot, is $ ________________.


2)       Section 3. Rent

         Base Rent in Subsection 3.1, calculated at $ ________ per rentable square, is ____________________________ per month.


3)       Section 5. Tax and Building Operating Cost Increase

         Tenant's Share in Subsection 5.2 is ______________ %.



ACKNOWLEDGED AND ACCEPTED:


Landlord:                                      Tenant:


By:                                            By:
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Date:                                          Date:
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